                              SEMI-ANNUAL REPORT

                                 AND NOTICE OF

                               SUBADVISER CHANGE
                                 June 30, 1998


AMERICAN ODYSSEY
----------------

Global High-Yield Bond Fund

International Equity Fund

Emerging Opportunities Fund

Core Equity Fund

Long-Term Bond Fund

Intermediate-Term Bond


                                                            [LOGO APPEARS HERE]

Dear American Odyssey Fund Participants:

It is with great pleasure that I present you with the 1998 semi-annual report for the American Odyssey Funds. The past six months have brought many interesting developments in our funds and in the asset classes they represent. In particular, two changes within the American Odyssey Funds stand out.

First, Chartwell Investment Partners was selected to replace Wilke Thompson Capital Management as co-subadviser for the Emerging Opportunities Fund, our small capitalization offering. This change was made as a result of a detailed examination of the performance of Chartwell Investment Partners and Wilke Thompson compared to other money managers that follow the same investment strategy.

The second change that occurred was the conversion of the Short-Term Bond Fund into the Global High-Yield Bond Fund. This change was implemented in order to strengthen our fund offerings by broadening the asset classes that the American Odyssey Funds represent. With the change in this Fund's name and investment objective comes a change in the investment management team. The new subadviser is BEA Associates, whose outstanding track record in domestic and global debt management make them an ideal candidate to manage the Fund going forward.

In addition to these important changes, it should be noted that the American Odyssey International Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund all posted excellent performances for the first half of the year. Complete performance information and each subadviser's assessment of the year-to-date is contained in the report that follows.

We have also included on pages 2-10 a notice explaining a recent change in ownership involving Cowen & Co., one of the two subadvisers for the Emerging Opportunities Fund. Cowen & Co. was recently acquired by Societe Generale and is now known as SG Cowen Securities Corporation. The notice contains details about this change.

As always, we appreciate your continued participation in the American Odyssey Funds. We look forward to serving your investment needs now and in the future.


                                      Very truly yours,

                                      (insert signature here)

                                      ROBERT C. DUGHI
                                      Chairman of the Board and President
                                      American Odyssey Funds Management, Inc.

                           Notice of New Subadviser
                      for the Emerging Opportunities Fund

     American Odyssey Funds, Inc. ("AOF") wants you to know about a change in ownership involving Cowen & Co., one of the two subadvisers to the American Odyssey Emerging Opportunities Fund.

     Cowen & Co. was recently acquired by Societe Generale and is now known as SG Cowen Securities Corporation ("SG Cowen"). Because of this change in ownership, the federal securities laws require that the Emerging Opportunities Fund's investment subadvisory agreement with Cowen & Co. end and that AOF enter into a new subadvisory agreement with SG Cowen. Accordingly, the Board of Directors of AOF (the "Board") has approved a new subadvisory agreement with SG Cowen.

     The new subadvisory agreement will not result in any significant changes for the Emerging Opportunities Fund. In particular:

 .    American Odyssey Funds Management, Inc. (the "Manager") will continue to allocate the Fund's assets between the SG Cowen and Chartwell Investment Partners, the Fund's two subadvisers.

 .    The personnel and the nature of the services SG Cowen provides will not change. SG Cowen, through its investment management division, now known as SG Cowen Asset Management, will continue to provide the same investment advisory services to the Emerging Opportunities Fund as before.

 .    The new subadvisory agreement with SG Cowen is exactly the same as the old agreement with Cowen & Co. except for the name of the subadviser and the date. Advisory and subadvisory fees will not change.

 .    SG Cowen will pay for the costs of entering into the new subadvisory agreement, including the cost of providing you with this notice. The Fund will not pay for any of these costs.

     We are not asking you for voting instructions, and you are requested not to send us voting instructions. In accordance with an order issued by the Securities and Exchange Commission (the "SEC"), shareholders do not need to approve the new subadvisory agreement, and we therefore have not scheduled a special shareholders meeting. Instead, we are sending you this notice which gives the same information you would have received if we had asked you to vote on the agreement. We began distribution of this notice on approximately August 14, 1998.

     As you can see, we have included this notice with our semi-annual report dated June 30, 1998. Upon request, we will send you a free copy of our most recent annual report, which was dated December 31, 1997. If you would like a copy, please write to American Odyssey Funds Management, Inc., Two Tower Center, East Brunswick, New Jersey 08816, or call 1-800-242-7884.

     The following pages contain additional information about SG Cowen and the new subadvisory agreement. If you have any questions, please call us at 1-800-242-7884.

Why the Old Subadvisory Agreement Ended

     On July 1, 1998, a wholly-owned subsidiary of Societe Generale called Societe Generale Securities Corporation acquired the business of Cowen & Co. and became SG Cowen. Societe Generale is a leading international commercial and investment bank established in 1864. Societe Generale is headquartered in France and has a global network of offices in over eighty countries.

     The federal securities laws require that when a mutual fund's investment adviser or subadviser has a change in ownership, the fund's agreement with that adviser or subadviser must end. If the mutual fund wants the adviser or subadviser to continue to provide investment advisory services, the fund and the adviser or subadviser must enter into a new agreement. Because of this rule, the Emerging Opportunities Fund's subadvisory agreement with Cowen & Co. ended on July 1.

Why the Board Approved the New Subadvisory Agreement

     Cowen & Co. has served as a subadviser to the Emerging Opportunities
Fund since May 1, 1997. We wanted Cowen & Co. to continue to serve in this role, regardless whether Societe Generale acquired it. For that reason, on May 28, 1998, the Board both re-approved the existing agreement with Cowen & Co. and approved a new subadvisory agreement with SG Cowen to be executed when Societe Generale completed the acquisition. (On July 1, 1998, Societe Generale did complete the acquisition. On that day, Cowen & Co. became SG Cowen, the old subadvisory agreement with Cowen & Co. ended, and the new agreement with SG Cowen became effective.) Approving the new agreement was an easy decision for the Board, because the new agreement simply maintains the status quo. We summarize four key points below.

     First, the new subadvisory agreement with SG Cowen is virtually identical to the old subadvisory agreement with Cowen & Co. The old agreement with Cowen & Co. became effective on May 1, 1998. (Between May 1, 1997 and April 30, 1998, a very similar agreement was in effect.) Shareholders had approved the old agreement on April 23, 1997. The new agreement with SG Cowen has two differences from the old agreement: the new agreement says "SG Cowen Securities Corporation" instead of "Cowen & Co.," and it is dated July 1 instead of May 1, 1998. Otherwise, the terms of the two agreements are the same, including the subadvisory fee the Emerging Opportunities Fund pays to the subadviser.
While re-approving the old agreement, the Board compared the subadvisory fee to the fees other investment advisers receive. The Board concluded that the fee remains reasonable and within the range of fees charged for similar services.

     Second, SG Cowen will provide the Emerging Opportunities Fund with the same services it provided before as Cowen & Co. The Board considered information about Societe Generale's acquisition of Cowen & Co. Personnel at SG Cowen providing investment advisory services to the Fund remain the same as before the acquisition. In particular, William Church has had responsibility for the day-to-day management of the portion of the Emerging Opportunities Fund managed by Cowen & Co. since it became a subadviser to the Fund. Mr. Church continues in that role for SG Cowen.

     Third, the Fund does not have to pay for the costs of entering into the new subadvisory agreement. SG Cowen is paying for these costs, including the cost of sending you this notice.

     Fourth, entering into the new agreement with SG Cowen permits the Manager to continue its strategy of allocating the Emerging Opportunities Fund's assets between the Fund's two subadvisers. SG Cowen follows primarily a "value" approach to investing, while Chartwell Investment Partners, the Fund's other subadviser, takes a more "growth"-oriented approach. The Board believes that the added diversification provided by dividing the Fund's assets between subadvisers using contrasting investment styles benefits the Fund and you as an investor in it.

Why Shareholders Do Not Have to Approve the New Agreement

     AOF operates under a Manager/Subadviser structure for investment advisory services. The Manager manages the investment operations of AOF, including the Emerging Opportunities Fund. As part of its responsibilities, the Manager monitors and oversees the performance of the subadvisers, who make the day-to-day investment decisions for the Funds. The Manager also recommends changes in subadvisers if warranted.

     In part because it operates under the Manager/Subadviser structure, AOF has received permission from the SEC for the Board to add or change subadvisers and enter into new subadvisory agreements without shareholder approval. The Board will only make these types of changes if it concludes that doing so is in the Fund's best interest. The Board has concluded here that entering into the new subadvisory agreement with SG Cowen on the same terms as the old agreement with Cowen & Co. is in the Fund's best interest.

Information About the New Subadvisory Agreement

     As we have explained, the new subadvisory agreement with SG Cowen is the same as the old agreement with Cowen & Co., except for SG Cowen's name and the date. We summarize here the key terms of the agreement. We have also included the complete text of the new agreement as an appendix to this notice.

     The agreement provides:

 .    That, subject to the supervision of the Manager and the Board, SG Cowen will manage the investment operations of the assets of the Emerging Opportunities Fund that the Manager allocates to it.

 .    That SG Cowen will comply with the Fund's investment objectives, policies, and applicable law.

 .    That SG Cowen will keep certain of the Fund's books and records and will furnish information to the Manager, the Board, and the Fund's custodian.

 .    That, as required by the federal securities laws, the agreement can continue indefinitely if the Board of Directors re-approves the agreement annually after the agreement's second year.

 .    That AOF, the Manager, and SG Cowen each has the right to terminate the agreement upon at least thirty days' notice.

 .    That if SG Cowen breaches its fiduciary duty, intentionally engages in wrongdoing, or is grossly negligent or acts in reckless disregard of its duties to the Fund, it will be liable for any resulting loss to the Emerging Opportunities Fund. SG Cowen otherwise has no liability to the Fund.

 .    And finally, that the Emerging Opportunities Fund will pay SG Cowen a subadvisory fee at an annual rate equal to:

     . 0.50% of the first $50 million of the Fund's assets allocated to SG Cowen, plus

     . 0.45% of the next $50 million of the Fund's assets allocated to SG Cowen, plus

     .    0.40% of the Fund's assets over $100 million allocated to SG Cowen.

     This is the same subadvisory fee that Cowen & Co. received under the old agreement. (For the Emerging Opportunities Fund's assets allocated to Chartwell Investment Partners, the Fund's other subadviser, the Fund pays Chartwell a separate subadvisory fee at a slightly higher rate. The Fund also pays a fee to the Manager equal to an annual rate of 0.25% of the Fund's assets.)

 Additional Information about SG Cowen


         The following chart provides information about the directors and officers of SG Cowen.

[CAPTION]

Name                         Position with SG Cowen                Principal Occupation
----                         ----------------------                ---------------------

Joseph M. Cohen              Director and Chairman of the Board    Chairman of the Board of SG Cowen

Curtis Welling               Chief Executive Officer and           Chief Executive Officer and
                             President                             President of SG Cowen

James Kelly                  Chief Operating Officer               Chief Operating Officer of SG
                                                                   Cowen

Ray Moran                    Senior Managing Director              Senior Managing Director of SG Cowen

James M. Walsh               Director                              Head of the Private Client and
                                                                   Industry Services Group of SG Cowen

Jacques Bouhet               Director                              Deputy Chief Executive Officer,
                                                                   International & Finance Division
                                                                   and Member of the Management
                                                                   Committee of Societe Generale

Jean-Bernard Guillebert      Director                              Counselor to the President of
                                                                   Societe Generale

Jean Huet                    Director                              Chief Executive Officer of Societe
                                                                   Generale Americas and Member of the
                                                                   Management Committee of Societe
                                                                   Generale

Alain Joyet                  Director                              President of Societe Generale
                                                                   (Canada) Montreal

Gerald Lacaze                Director                              Deputy Director of Societe Generale

Robert Le Roux               Director                              Director of Societe Generale

Jean-Paul Oudot              Director                              Director of Societe Generale and
                                                                   Member of the Management Committee
                                                                   of Societe Generale

Yves Tuloup                  Director                              Chief Executive Officer,
                                                                   International & Finance Division of
                                                                   Societe Generale and Member of the
                                                                   Management Committee of Societe
                                                                   Generale

         The address for Messrs. Cohen and Moran is Financial Square, New York, New York 10005. The address for Messrs. Welling, Kelly, Walsh, and Huet is 1221 Avenue of the Americas, New York, New York 10020. The address for the other individuals listed in the chart (and for Societe Generale as well) is Tour Societe Generale, 17 Cours Valmy, 92972 Paris B La Defense, France.

         SG Cowen serves as investment adviser to one other mutual fund that invests primarily in small-capitalization stocks. That mutual fund is the SG Cowen Opportunity Fund, which is a series of SG Cowen Funds, Inc. As of June 30, 1998, the SG Cowen Opportunity Fund had approximately $86 million in assets. The Cowen Opportunity Fund pays SG Cowen an advisory fee at an annual rate of 0.90% of net assets.

         SG Cowen (and its predecessor) buys and sells securities for the Emerging Opportunities Fund primarily through brokers that provide "soft dollar" credits, which SG Cowen can use to obtain research services. SG Cowen may use these brokers if SG Cowen determines that commissions paid to the brokers are reasonable compared to the services the brokers provide. The Board monitors SG Cowen's commission practices, including its use of soft dollars.

Other Information

         American Odyssey Funds Management, Inc., the Manager, is located at Two Tower Center, East Brunswick, New Jersey 08816. The Manager serves as the overall investment adviser to each of the American Odyssey Funds, including the Emerging Opportunities Fund. RogersCasey Sponsor Services ("RogersCasey"), 1 Parklands Drive, Darien, Connecticut 06820, assists the Manager in monitoring the performance of the subadvisers and comparing that performance to that of other investment managers. The Manager pays RogersCasey's fees. RogersCasey does not receive a fee from the Emerging Opportunities Fund.

         The Manager provides accounting services to and keeps the accounts and records of the Emerging Opportunities Fund (other than those maintained by Investors Bank and Trust Company). The Manager also serves as transfer agent and dividend disbursing agent. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian of the assets and is also the accounting services agent for the Fund. The Emerging Opportunities Fund pays the fees for those services. Investors Bank and Trust Company also assists the Manager in providing certain administrative services for the Fund. The Manager, not the Fund, pays the fees for these administrative services. As of August 1, 1998, Copeland Equities, Inc., an affiliate of the Manager, also located at Two Tower Center, East Brunswick, New Jersey 08816, serves as the principal underwriter of the Emerging Opportunities Fund. It is expected that in the near future, CFBDS, Inc., 21 Milk Street, Boston, Massachusetts 02109, an indirect wholly-owned subsidiary of Signature Financial Group, Inc., will assume the role of principal underwriter of the Fund. PricewaterhouseCoopers L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as AOF's independent accountants and provides audit services.

         Like SG Cowen, Chartwell Investment Partners serves as a subadviser to the Emerging Opportunities Fund. Chartwell is located at 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312.

         In 1997, the Emerging Opportunities Fund paid a total of $1,405,303 in advisory fees. Of this amount, Cowen & Co. received $290,218.

         In 1997, the Emerging Opportunities Fund did not pay any commissions to any brokers affiliated with the Emerging Opportunities Fund, its subadvisers, or the Manager.

                                    APPENDIX

         The full text of the new subadvisory agreement with SG Cowen Securities Corporation appears below.

                        INVESTMENT SUBADVISORY AGREEMENT

         Agreement made as of this 1st day of July, 1998, among American Odyssey Funds, Inc., a Maryland corporation (the "Series Fund"), American Odyssey Funds Management, Inc., a New Jersey corporation (the "Manager"), and SG Cowen Securities Corporation, a New York corporation (the "Subadviser").

         WHEREAS, American Odyssey Funds Management, Inc. has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which American Odyssey Funds Management, Inc. will act as Manager of the Series Fund.

         WHEREAS, the Series Fund is currently divided into six separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

         WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the American Odyssey Emerging Opportunities Fund (the "Fund"), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

         NOW, THEREFORE, the parties agree as follows:

         1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

                           (i) The Subadviser shall consult periodically with
                  the Manager and they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

                           (ii) The Subadviser shall provide supervision of the
                  Allocated Asset's investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash.

                           (iii) In the performance of its duties and
                  obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations.

                           (iv) The Subadviser will place orders for the
                  securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

                           When the Subadviser deems the purchase or sale of a
                  security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

                           (v) The Subadviser shall maintain all books and
                  records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7),
                  (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act and shall render to the Series Fund such periodic and special reports as its Board of Directors or the Manager may reasonably request.

                           (vi) The Subadviser shall provide the Series Fund's
                  custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

                           (vii) The investment management services provided by
                  the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.

                  (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

                  (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

                  (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), and other applicable state and federal laws and regulations.

                  (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

                  (f) The Subadviser agrees to provide upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the sale of its shares.

         2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

         3. The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.50% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.45% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.40% of the average daily Net Allocated Assets over $100 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.

         4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any negligent act or error of judgment of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.

         5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

         6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association, except as described in Paragraph 1(a)(vii) above.

         7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery.

         8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

         9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the American Odyssey Funds, Inc. at Two Tower Center, East Brunswick, New Jersey 08816, Attention:
President; (2) to American Odyssey Funds Management, Inc. at Two Tower Center, East Brunswick, New Jersey 08816, Attention: Secretary; or (3) to SG Cowen Securities Corporation, at Financial Square, New York, New York 10005,
Attention: President.

         10. This Agreement shall be governed by the laws of the State of New Jersey.

         11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

         The American Odyssey Global High-Yield Bond Fund returned 1.96% for the six months ended June 30, 1998. The Lehman Government/Corporation 1-5 Year Bond Index returned 2.01% for the period January 1, 1998 to April 30, 1998 and the First Boston High-Yield Bond Index returned 0.51% for the period May 1, 1998 to June 30, 1998. For the period January 1, 1998 to April 30, 1998 the Fund was named the Short-Term Bond Fund and had a substantially different investment objective and investment program. During that time the Fund was managed by Smith Graham & Company Asset Managers, L.P. For the period May 1, 1998 to June 30, 1998 the Fund was managed by BEA Associates.

         Going forward, our fundamental domestic high yield strategy will be to emphasize industry sectors that we believe have a good operating outlook and deleveraging potential, and could benefit from consolidation trends. We are cautious on those (e.g., paper and forest products) that could be negatively impacted by the volatility in Asian and Latin American markets. Currently, we are most positive on selected gaming companies and the cable industry, each of which we believe has strong potential for continued merger activity; and many parts of the telecommunications industry, from which we expect good revenue growth and further consolidation.

         Our emerging markets investment discipline combines "top-down" asset allocation with "bottom-up" security selection and is based on risk-adjusted analysis of relative yield. Broad diversification across regions and security sectors is utilized to reduce portfolio risk and enhance potential returns. Investment decisions are not strictly based on benchmark wieghtings, meaning that the Fund's emerging markets portion may show considerable deviation from the configuration of the benchmark.

         We remain cautious on emerging markets, as we expect global factors to continue to drive spread product in general. Our current emphasis is on higher-quality and improving credits in Central Europe and Latin America (particularly Poland, Argentina and Mexico) and, selectively, local-currency instruments.

         With regard to asset allocation, our six- to nine-month outlook should lead us to overweight the portfolio in emerging markets relative to the benchmark, due to our undiminished belief that emerging markets have greater appreciation potential than high yield. In the near term, however, the emerging market sector also appears to have greater downside risk.



 .

BEA Associates
Investment Subadviser to the American Odyssey Global High-Yield Bond Fund

                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

         The American Odyssey International Equity Fund returned 15.59% for the six months ended June 30, 1998. The MSCI EAFE Index returned 16.08% for the same period.

         Stocks in the Growth in Telecommunications theme have been the largest contributors to the portfolio's positive performance for the year to date. German-quoted Mannesmann led the charge of the telecom-related stocks on the back of ever-increasing earnings as a result of a massive expansion of its customer base. Vodafone in the UK is also benefiting from the increasing cellular penetration around the world. There was also good news from stocks in Leading Consumer Franchises theme. Nestle, the world's largest foodmaker, announced that its sales during the first four months of 1998 rose by 6.2%. In addition to sales growth, analysts are predicting that the company will reap substantial cost savings from some of its recent acquisitions, which will drive profit growth over the coming years. Cadbury Schweppes continued its good 1998 performance. Rising sales of its Dr. Pepper and 7-Up beverages are helping to offset a slowdown in chocolate sales growth. Cadbury Schweppes' recent acquisition of two bottlers in the US should give the company increased control over drinks distributions in key markets.

         European financial stocks have been the linchpins of the strong equity market performance for the past two years. This run up in financial stocks has been driven by the prospect of continued economic recovery buoyed by low interest rates, as well as investor expectations of further consolidation within the overbanked European region. This continued into 1998, and among portfolio holdings Banco de Santander was a stand out. The Spanish bank performed in line with expectations in 1997, but its decision to acquire another Spanish bank was greeted very positively by the market.

         Most of the portfolio's negative contributions came from stocks either quoted in or with significant earnings' exposure to Asia. Topping the list of disappointments were stocks quoted in Expanding Financial Services in Developing Markets theme. Development Bank of Singapore has had a tough year, during which it was revealed that Singapore's six largest banks had bad loans and investments in Indonesia totaling U.S. $3.9 billion at the end of April. Although this figure is a source of concern, it is almost 30% less that the figure at the end of 1997 because of provisioning.

         The portfolio's hedging program remains in place and has added value over the year to date. We maintain hedges against the Japanese yen, the German deutschemark, the Swiss franc and the British pound.

MARKET REVIEW

         UK equities also began the year in strong fashion helped by the domestic bond market, where yields hit their lowest levels in over 30 years. A feature of the UK market during January was the large-scale rotation by British fund managers out of industrial and cyclical stocks, which had underperformed during 1997, into financials and pharmaceuticals. The UK equity market continued to power ahead for the remainder of the quarter. The UK equity market lost ground in May, although the mid-cap sector continued its outperformance of the large-cap stocks. The Bank of England gave the market a jolt at the beginning of June with a surprise 25 basis points increase in interest rates.

         Peripheral European markets were the biggest gainers early in the year with countries such as Italy and Spain performing especially well. Continental European markets continued their stellar performance during February. Low bond yields, the receding Asian crisis, a positive Wall Street backdrop and surging liquidity all played a part in pushing the markets higher. Satisfactory corporate earnings announcements and the prospect of further consolidation also contributed to the strong performance of European equities. Continental European equities had a mixed start to the second quarter. Interest-rate fears caused a sharp selloff in the European markets, particularly in Germany.

         May was a strong month for continental European equity markets with Germany and Italy leading the way. The strong share-price performance was underpinned by a shift in pension portfolios to equities and corporate restructuring in advance of the upcoming single currency. Economic activity in Germany remained strong during June, but there were signs that this strength is abating somewhat. In January, on the back of even more evidence of economic weakness, the Japanese government proposed a number of measures aimed at restoring confidence and boosting economic activity. This and other moves by the government helped some underperforming sectors of the Japanese market such as the banks and steel companies, but hurt the export-oriented stocks, which had showed stronger performance in 1997. By the end of February, however, sentiment about the Japanese market turned negative again, following yet another uninspiring Japanese government package. The Japanese market fell back during March and this decline was exacerbated for US investors by the fact that the yen continued to weaken against the dollar throughout the month.

         In April the Japanese government announced a new fiscal package which was greeted with a large degree of skepticism by the financial markets. Japan was relatively flat in local terms during May, but the weakness of the yen against the US dollar, translated into negative returns for American investors. Japan's unemployment rate hit a record high of 4.1% in May, while overtime hours had their biggest drop since 1993. Overall, total employment fell by 0.5%, the biggest such drop since 1975. The US is worried that further yen weakness could trigger a wave of competitive devaluations across Asia.

OUTLOOK

         European economies remain on the recovery track and industrial production is growing strongly in Spain, France and the Netherlands. The recovery in the German domestic economy continues, and consumer and business confidence is buoyant. On the negative side, however, inflation data in the Netherlands during the quarter was somewhat disappointing, and order books have also dipped across the European Union. Notwithstanding this, Europe continues to be the beneficiary of global cash flows. International fund managers have cut back their allocations to Asia, and as a result Europe is acting as a magnet for this surplus liquidity.

         Asia remains mired in turmoil, but investors will be closely watching Japan to see what changes, if any, are implemented in the aftermath of elections there in mid-July. We continue to see signs of reform on the margins in Japan. For example, some 954 Japanese companies have announced share buybacks, a concept that was alien to corporate Japan just a few years ago. The current raft of mergers & acquisitions, together with the ongoing corporate restructuring gives us cause for optimism about Japan on a company-by-company basis. However, we will remain very selective in our approach to the rest of Asia for the medium term.

         Consequently, our outlook for international equity markets remains much as it was at the start of 1998. We believe that slowing earnings growth is the biggest threat to further stock market progress around the world. Industrial cyclicals as a group have been particularly badly hit by the currency and demand collapse that has occurred in Asia over the last 12 months. Indeed, approximately 40% of the global economy is now facing a period of decelerating growth or even recession as a result of these problems.

         Despite the bearish outlook for growth in global demand from current levels, equity markets around the world appear to be discounting a best of all worlds scenario with ongoing low interest rates and robust earnings growth in North America and Europe. As a result, there is a danger that markets could correct or move sideward for a period if reality catches up with these optimistic expectations. Nevertheless, the positive liquidity picture may act as a buffer to this. We are currently examining our portfolio with a view to selling any companies where we perceive a high potential downside risk of earnings disappointment.

         Our focus remains primarily on European-quoted companies, particularly in the telecom, pharmaceutical and financial sectors. We believe that in the short-term these companies are best poised to benefit from the improved earnings data and the convergence of valuations in the forthcoming single currency environment.


Bank of Ireland Asset Management (U.S.) Limited
Investment Subadviser to the American Odyssey International Equity Fund

                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

         The American Odyssey Emerging Opportunities Fund returned 3.77% for the six months ended June 30, 1998. The Russell 2500 Index returned 5.66% for the same period.

         The following commentary has been provided by Chartwell Investment Partners, co-investment subadviser to the American Odyssey Emerging Opportunities Fund. Chartwell Investment Partners has been co-investment adviser for the period May 1, 1998 to June 30, 1998. Previously, Wilke/Thompson Capital Management acted as co-investment adviser. Chartwell managed 52% of the portfolio as of June 30, 1998.

         The second quarter resulted in the growth index giving back nearly half of its first quarter gains (11.88%). The negative performance plagued all but the financial services sector. Commercial services provided both the greatest positive contribution at approximately 75 basis points and the greatest sector out-performance. Our overweighting of the sector aided our fund's total performance. American Disposal Services and Rental Service Corp. were two of the top five contributors due to strong business trends. Financial services also provided strong absolute out-performance; however, our underweighting of the sector limited its contribution to the fund. While energy was the most absolute negative performer for the index, our underweighting and stock selection resulted in approximately 42bp of contribution out-performance.

         Healthcare was decidedly the most disappointing sector for both our fund and the benchmark. Issues range from uncertainty regarding the new prospective payment system for long term care operators and their out-sourcers to potential over-building and slower facility fill rates for assisted living facilities.

         The following commentary has been provided by Cowen Asset Management, co-investment subadviser to the American Odyssey Emerging Opportunities Fund. Cowen Asset Management managed 48% of the portfolio as of June 30, 1998.

         The small capitalization market continues to lag the market averages in 1998. The Asian economic crisis is leading domestic and foreign investors to large U.S. brand name companies with the ground swell of fund flows seeking maximum liquidity.

         While small cap stocks have underperformed large cap stocks for nearly four years, sixty years of capital market history suggest that this trend will reverse. Historically, small caps outperform by about 2% per year. However, rather than smooth and predictable performance, this outperformance comes in waves. Given the recent period of underperformance and the striking valuation and growth dynamics in favor of small caps, we believe the next wave of outperformance is close at hand.

         In our continuing search for opportunities, we are finding dozens of companies with good business values poised for growth. While many of these stocks have been recognized by the market and risen, the recent under-appreciation by the market for smaller companies has led many of these management's to sell their businesses to other companies in order to realize value for their shareholders. This is occurring in our portfolio this year as nearly a dozen of our portfolio holdings have been acquired or merged. While an acquisition at a premium is always good news, these transactions also signify that our investment discipline is on track. When large companies within the same industry acquire smaller companies it signals the underlying value is there even when it is not yet appreciated by the marketplace. In addition, our individual company analysis often leads us to attractively valued industry sectors.

         The Fund continues to be strategically invested in small cap energy. While this overweighting dampened overall performance in 1998, with oil prices down, we use our research and analysis to differentiate between tangible fundamentals versus short-term psychological effects of temporary commodity price weakness. We are optimistic about specific situations within the energy industry.

         Our pharmaceutical sector has been a bright spot led by one of our largest holdings, Mylan Labs, a generic drug company, which was up over 40% during the last six months. In addition, advances in biotech continue to yield good growth opportunities and this continues to be an exciting area in which to invest. Recent additions in biotech include KOS Pharmaceuticals, whose lead drug combats high cholesterol, and Columbia Laboratories, which is developing innovative hormone therapies.

         In technology, business enterprise software and internet companies posted strong results in the first six months. One such example is Novell, which is up 70% year-to-date. In general, however, small cap technology companies have been poor performers over the last two and a half years as shortened product cycles and competitive pressures from large companies have chilled their prospects. Nonetheless expectations have reached very low levels which can lead to sharp share price rebounds as businesses succeed.

         While current low valuations, strong growth rates and a "peppering" of small cap takeovers give us continuing conviction in the energy sector, we have been adding selectively to the health care and technology areas along with several special situation opportunities.

         While market volatility is always uncomfortable, it does provide investment opportunities that otherwise might have been out of reach. Our investment discipline searches for companies poised for growth. We believe the dynamics that have recently favored large cap growth managers is reaching an inflection point and the reemergence of small cap outperformance is close at hand.



Russell 2500 is a registered trademark of Frank Russell Company

                        AMERICAN ODYSSEY CORE EQUITY FUND

     The American Odyssey Core Equity Fund returned 15.66% for the six months ended June 30, 1998. The S&P 500 Index returned 17.71% for the same period.

     Equity markets surged ahead during the first six months of 1998, although the most substantial gains were realized during the first quarter. The increase in stock prices occurred in fits and starts as investors reacted to ongoing concerns over Asia's impact on earnings growth and the risk of rising interest rates as consumer spending continued to propel our economy forward. Allaying these concerns, however, were the moderating impact on inflation pressures resulting from the global downturn in producer prices (driven largely by the devaluation of Asian currencies and heightened price competition) and better than expected profitability as corporate America turned in its first quarter report card. In addition, strong cash flows into our equity markets helped boost stock prices as investors worldwide looked to our markets as safe havens in which to invest.

     The equity markets were characterized by two prominent trends during the first half of the year. First, the narrowness of stock outperformance continued with very large capitalization stocks, such as General Electric, dominating the S&P 500's returns while smaller capitalization issues lagged. Secondly, there was a wide divergence between the performance of the growth and value investment styles. Returns to the Growth Index, which has high exposure to medical stocks such as Pfizer and consumer stocks such as Coca-Cola, exceeded the Value Index results by more than eight hundred basis points. The latter index has greater weight in the more economy sensitive categories of industrial commodities and capital goods, both which have suffered from the Asian turmoil.

     The American Odyssey Core Equity Fund had a strong performance during the first six months of 1998 and compared favorably against its value style benchmark, topping it by more than four hundred basis points. Both stock selection and sector exposures contributed positively to the comparison. In general, the portfolio's exposure to financial stocks and the consumer spending dependent categories of retailers, autos, and durables aided outperformance. Individual stocks with particularly favorable returns included Ford, Morgan Stanley/Dean Witter, Worldcom, Chase Manhattan, and Schering Plough.

     Our outlook is for inflation to remain at modest levels as downward pressure on prices continues due to heightened competition from Asia. We anticipate that growth in GDP will slow further over the next couple of quarters as the trend of lower demand for US exports spreads beyond Asia to our other global trading partners around the world. Corporate earnings will continue to grow, albeit at a slower pace, and will rely more heavily on cost reductions, asset restructurings and share repurchases. Interest rates are likely to decline across the yield curve as a result of moderating economic growth combined with low rates of inflation. Overall, the environment should be favorable for stocks, particularly for sectors which have a high domestic exposure, e.g., retailing, or are consolidating, e.g., finance and telecommunications. Sectors with greater vulnerability to a global economic downturn are less likely to realize favorable results over the next couple of quarters. The Fund is well positioned to take advantage of these trends as it continues to emphasize the finance and telecommunications sectors while underweighting industrial goods.

Equinox Capital Management, L.L.P.
Investment Subadviser to the American Odyssey Core Equity Fund

S&P is a registered trademark of Standard & Poor's Corporation

                     AMERICAN ODYSSEY LONG-TERM BOND FUND

         The American Odyssey Long-Term Bond Fund returned 4.30% for the six months ended June 30, 1998. The Salomon Core +5 Index returned 4.25% for the same period.

         The portfolio's long duration posture throughout the period was the principal contributor to performance, since interest rates fell throughout the period. Yield curve exposure also made a significant contribution to performance, as the portfolio's barbell exposure to maturities benefited from a pronounced flattening of the yield curve, as long-term rates fell while short-term rates held fairly steady.

         The fund's modest underexposure to mortgages had little impact on returns, since the mortgage sector recorded weak relative performance which was offset by the portfolio's emphasis on discount coupons which was rewarded. The fund's overexposure to the corporate sector also had little impact on returns; although spreads widened in the wake of the mounting Asian economic crisis, this was offset by issue selection--particularly an emphasis on the cable and media sector--which was rewarded with strong relative performance. The principal negative impact on returns was a moderate exposure to emerging market debt which suffered from a significant widening of spreads.

         For most of this year, fixed-income markets have been dominated by events overseas. Following a first-quarter remission, the Asian flu broke out once again, and the emerging markets joined the list of victims. The U.S. launched a surprise bailout of the Japanese yen in an attempt to limit the spread of the disease. Global economic tensions rose as the yen fell, commodity prices fell, Asian economies plummeted to the depths of recession, and emerging market debt spreads widened to near-default levels. With global turmoil increasing the chances of a U.S. slowdown, U.S. bond yields fell to historic lows.

         After many years of tight money, the Fed has succeeded in sharply reducing the rate of inflation, but it has also set in motion two major and conflicting forces: tight labor markets and the rising wages that accompany them are clashing with zero pricing power to gradually put the squeeze on corporate earnings. Low inflation has fueled investment-led growth and technology-led productivity gains, making labor scarce as it becomes more valuable. But a strong dollar and falling commodity prices place severe limits on the pricing power of most businesses. This conflict eventually will be resolved in the form of slower growth in corporate earnings, a moderation in the pace of hiring, and finally, a moderation in the pace of overall growth. Via its impact on global economies, tight money has begun to inflict some damage on our own economy, as evidenced by a sharp drop-off in exports and a pronounced slowdown in the manufacturing sector. Falling prices and lower interest costs have kept retail sales fairly robust, but it's hard to imagine that our economy can continue much longer to avoid the fallout from the devastation in Asia, one-third of global GDP. Once the cracks in the U.S. economy begin to widen, the door will open to the possibility of the Federal Reserve easing interest rates. This will allow short-term rates to fall, but long-term rates are likely to lag, thus leading to a gradual steepening of the yield curve over time.

         We thus plan to continue to overweight duration, to benefit from an expected ongoing decline in yields, and are transitioning portfolios from a barbell to a bullet yield curve exposure to benefit from an expected eventual steepening. In the belief that volatility will remain somewhat subdued as rates fall, mortgage exposure is neutral to somewhat overweight, but with a heavy emphasis on discount coupons. Corporate exposure is moderately overweight, with an emphasis on cable and wireless issues. Emerging market exposure is aggressively overweight, though well diversified, to benefit from an eventual resolution of the Asian crisis and the very attractive spreads it has helped generate.

Western Asset Management Company
Investment Subadviser to the American Odyssey Long-Term Bond Fund

                 AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

         The American Odyssey Intermediate-Term Bond Fund returned 3.51% for the six months ended June 30, 1998. The Lehman Government/Corporate Intermediate Bond Index returned 3.46% for the same period.

         Our long duration bet paid dividends as the five year treasury yield fell 9 basis points and the ten year dropped 11 basis points. Spread widening in the corporate sector negated our duration benefits as corporate bonds widened 5-15 basis points. While we continue to see reasonable value in the corporate sector, a huge supply of new issue product could keep spreads from narrowing dramatically.

         Federal Reserve policy remains neutral. They continue to weigh the dilemma of too rapid economic growth-5.4% first quarter GDP-versus continued economic weakness in Asia. Recently, evidence has surfaced to indicate that the Pacific Rim is starting to create some drag on our economy. The trade deficit jumped to $14.5 billion in April, for example, and the unemployment rate inched up to 4.5% from 4.3%. Our best estimate at the moment is that these factors should help second quarter GDP to slow to a more sustainable 2-2.5%.

         We expect inflation to remain muted, but will watch closely for upward pressures on service sector prices and wages. We also will monitor the activities of Asia closely. Stability in that area should enable the Federal Reserve to more closely follow U.S. economic activity. Lastly, Japan's ability to deal with its banking crisis could stem the flow of assets out of that country thereby reducing their demand for U.S. treasury securities.

Travelers Asset Management International Corporation
Investment Subadviser to the American Odyssey Intermediate-Term Bond Fund

--------------------------------------------------------------------------------
  Statements of Assets and Liabilities
  American Odyssey Funds, Inc./June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                     Global                          Emerging                                    Intermediate
                                    High-Yield    International    Opportunities    Core Equity   Long-Term          Term
                                    Bond Fund      Equity Fund         Fund            Fund       Bond Fund       Bond Fund
                                   -----------    -------------    -------------    -----------  ------------    ------------
ASSETS
  Investments in securities,
  at cost .......................  $74,253,902     $219,628,897     $278,672,414   $330,876,595  $230,478,116    $118,319,753
-------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at
  value (see accompanying
  Portfolio of Investments)
  (Note 2) ......................  $73,605,137     $281,695,294     $267,370,187   $461,245,307  $236,020,250    $118,568,115
Cash ............................    7,195,406       16,762,941       13,800,498      6,474,218     2,553,081           2,236
Cash, denominated in foreign
  currency (cost, $4,136,177) ...           --        4,117,790               --             --            --              --
Receivables for:
  Investment securities sold ....    3,169,265               --          637,436      1,081,959            --              --
  Unrealized appreciation on
    forward foreign currency
    contracts (Note 8) ..........           --          614,260               --             --            --              --
  Interest ......................    1,042,515           72,512           55,886         38,347     3,109,660       1,147,398
  Dividends .....................           --          695,036           62,070        685,961            --              --
  Foreign tax reclaims ..........           --          319,281               --             --            --              --
Prepaid expense .................           --               --               --         40,419            --              --
                                   -----------     ------------     ------------   ------------  ------------    ------------
  Total assets ..................   85,012,323      304,277,114      281,926,077    469,566,211   241,682,991     119,717,749
                                   -----------     ------------     ------------   ------------  ------------    ------------
LIABILITIES
Payables for:
  Investment securities
    purchased ...................    2,685,956        8,853,281        1,665,103        220,500            --              --
  Unrealized depreciation on
    forward foreign currency
    contracts (Note 8) ..........           --          131,178               --             --            --              --
  Variation margin on open
    futures contracts (Note 6) ..           --               --               --             --        33,750              --
  Options written (premiums
    received $272,045) (Note 7) .           --               --               --             --       215,837              --
Payable to Adviser ..............       48,327          149,159          181,383        223,523       105,111          51,720
Accrued expenses ................       21,185           58,266           40,588         29,786        30,161          26,267
                                   -----------     ------------     ------------   ------------  ------------    ------------
  Total liabilities .............    2,755,468        9,191,884        1,887,074        473,809       384,859          77,987
                                   -----------     ------------     ------------   ------------  ------------    ------------
NET ASSETS ......................  $82,256,855     $295,085,230     $280,039,003   $469,092,402  $241,298,132    $119,639,762
                                   ===========     ============     ============   ============  ============    ============
Capital shares outstanding ......    7,823,269       17,411,401       18,832,785     22,733,307    21,949,394      11,261,241
                                   ===========     ============     ============   ============  ============    ============
Net asset value per share .......       $10.51           $16.95           $14.87         $20.63        $10.99          $10.62
                                   ===========     ============     ============   ============  ============    ============


COMPOSITION OF NET ASSETS
Capital shares at par ...........  $    78,233     $    174,114     $    188,328   $    227,333  $    219,494    $    112,612
Additional paid-in-capital ......   80,879,494      234,861,044      237,985,728    294,142,834   226,089,181     115,002,484
Undistributed net investment
  income (distributions in
  excess of net investment
  income) .......................    1,867,184        1,206,418         (340,685)     2,945,407     6,513,292       3,391,586
Accumulated net realized gain
  (loss) on investments, futures
  contracts, option contracts
  and foreign currency
  transactions ..................       80,709       (3,680,825)      53,507,859     41,408,116     2,924,079         884,718
Net unrealized appreciation
  (depreciation) on investments,
  translation of assets and
  liabilities in foreign
  currencies, futures contracts
  and option contracts ..........     (648,765)      62,524,479      (11,302,227)   130,368,712     5,552,086         248,362
                                   -----------     ------------     ------------   ------------  ------------    ------------
                                   $82,256,855     $295,085,230     $280,039,003   $469,092,402  $241,298,132    $119,639,762
                                   ===========     ============     ============   ============  ============    ============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations
American Odyssey Funds, Inc./For the six months ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                               Global                       Emerging                                   Intermediate
                                             High-Yield    International  Opportunities   Core Equity      Long-Term       Term
                                             Bond Fund      Equity Fund       Fund            Fund         Bond Fund    Bond Fund
                                            ------------- --------------  --------------  -------------   ------------ -------------
INVESTMENT INCOME
Dividends ................................   $        --   $ 2,882,263(1) $    447,740(2) $ 4,104,901(3)   $       --   $       --
Interest .................................     2,089,324       305,831         387,596        183,342       7,193,709    3,740,038
                                             ------------  ------------   -------------   ------------     -----------  -----------
  Total income ..........................      2,089,324     3,188,094         835,336      4,288,243       7,193,709    3,740,038
                                             ------------  ------------   -------------   ------------     -----------  -----------
EXPENSES
Management fees (Note 3) .................       181,379       795,359         949,585      1,268,764         571,237      281,553
Audit fees ...............................         8,383        11,075          11,075         11,571          10,579        9,588
Director's fees & expenses ...............         2,697        10,842          11,908         19,177           9,924        4,958
Custodian fees ...........................        19,615       135,182          89,233        103,553          62,216       33,515
Legal fees ...............................         1,765         6,018           7,872          9,381           7,571        5,197
Printing expense .........................         6,853        13,376          99,289         14,390          12,397        9,426
Amortization of organization expense .....         1,856         1,898           1,826          1,827           1,834        1,856
Miscellaneous expense ....................         1,288         5,006           5,233          8,680           4,659        2,357
                                             ------------  ------------   -------------   ------------     -----------  -----------
  Total expenses before directed
    brokerage arrangements ...............       223,836       978,756       1,176,021      1,437,343         680,417      348,450
                                             ------------  ------------   -------------   ------------     -----------  -----------
Less:
  Expenses paid under directed brokerage
    arrangements (Note 4) ................            --       (17,868)             --        (94,511)             --           --
                                             ------------  ------------   -------------   ------------     -----------  -----------
  Net expenses ...........................       223,836       960,888       1,176,021      1,342,832         680,417      348,450
                                             ------------  ------------   -------------   ------------     -----------  -----------
   Net investment income (loss) ..........     1,865,488     2,227,206        (340,685)     2,945,411       6,513,292    3,391,588
                                             ------------  ------------   -------------   ------------     -----------  -----------
REALIZED and UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) on security
  transactions ...........................       331,632    (5,370,132)     54,906,841     41,408,116       2,630,716      911,045
 Net realized loss on futures contracts...            --            --              --             --        (100,538)          --
 Net realized gain on option contracts ...            --            --              --             --         262,950           --
                                             ------------  ------------   -------------   ------------     -----------  -----------
  Net realized gain (loss) on security
   transactions, futures contracts and
   option contracts ......................       331,632    (5,370,132)     54,906,841     41,408,116       2,793,128      911,045
  Net realized gain on foreign currency
   transactions ..........................            --     2,316,608              --             --              --           --
  Net increase (decrease) in unrealized
   appreciation of investments, futures
   contracts and option contracts ........    (1,032,672)   39,056,528     (44,490,256)    21,685,642         554,995     (338,874)
  Net unrealized depreciation from
   translation of assets and liabilities
   in foreign currencies .................            --      (405,739)             --             --              --           --
                                             ------------  ------------   -------------   ------------     -----------  -----------
   Net realized and unrealized gain
   (loss) on investments .................      (701,040)   35,597,265      10,416,585     63,093,758       3,348,123      572,171
                                             ------------  ------------   -------------   ------------     -----------  -----------
  Net increase in net assets from
   operations.............................   $ 1,164,448   $37,824,471    $ 10,075,900    $66,039,169      $9,861,415   $3,963,759
                                             ============  ============   =============   ============     ===========  ===========

(1)  Net of withholding taxes of $385,547.
(2)  Net of withholding taxes of $279.
(3)  Net of withholding taxes of $5,910.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Statements of Changes in Net Assets
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                        Global High-Yield Bond Fund      International Equity Fund
                                                       ------------------------------    ---------------------------
                                                          Period ended                Period ended
                                                            June 30,     Year ended     June 30,      Year ended
                                                             1998       December 31,      1998        December 31,
                                                           unaudited        1997        unaudited        1997
                                                          ------------  ------------- -------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ...........................   $ 1,865,488  $ 2,959,840  $  2,227,206   $ 3,549,725
Net realized gain (loss) on security transactions,
  futures contracts and option contracts ...............       331,632     (148,187)   (5,370,132)    9,593,909
Net realized gain (loss) on foreign currency
  transactions .........................................            --           --     2,316,608     5,039,668
Net increase (decrease) in unrealized appreciation
  (depreciation) of investments, translation of assets
  and liabilities in foreign currencies, futures
  contracts and option contracts .......................    (1,032,672)     473,223    38,650,789    (7,971,426)
                                                            -----------  -----------  ------------   -----------
  Net increase (decrease) in net assets resulting from
    operations .........................................     1,164,448    3,284,876    37,824,471    10,211,876
                                                            -----------  -----------  ------------   -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .............................       (20,259)  (3,005,205)   (5,154,657)   (3,549,725)
From net realized gains on investment transactions .....            --           --   (10,221,210)     (862,014)
In excess of net investment income or realized gains ...            --           --            --      (886,397)
                                                            -----------  -----------  ------------   -----------
  Total distributions to shareholders ..................       (20,259)  (3,005,205)  (15,375,867)   (5,298,136)
                                                            -----------  -----------  ------------   -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares ..........................    24,594,893   10,266,744    25,345,434    43,198,871
Distributions reinvested ...............................        20,259    4,750,901    15,375,867     9,953,160
Cost of shares repurchased .............................    (2,323,032)  (5,149,686)   (4,655,732)   (8,603,962)
                                                            -----------  -----------  ------------   -----------
  Net increase from capital share transactions .........    22,292,120    9,867,959    36,065,569    44,548,069
                                                            -----------  -----------  ------------   -----------
Net increase in net assets .............................    23,436,309   10,147,630    58,514,173    49,461,809


NET ASSETS
Beginning of year ......................................    58,820,546   48,672,916   236,571,057    187,109,248
                                                            -----------  -----------  ------------   -----------
End of year ............................................   $82,256,855  $58,820,546  $295,085,230   $236,571,057
                                                            ===========  ===========  ============   ===========
Undistributed (excess distribution) net investment
  income ...............................................   $ 1,867,184  $    21,955  $  1,206,418   $ 4,133,869
                                                            ===========  ===========  ============   ===========

CAPITAL SHARES
Capital shares outstanding, beginning of year ..........     5,704,494    4,754,313    15,277,557    12,410,280
Capital shares issued ..................................     2,338,613      975,165     1,486,269     2,764,223
Capital shares from distributions reinvested ...........         1,926      462,176       918,510       652,615
Capital shares redeemed ................................      (221,764)    (487,160)     (270,935)     (549,561)
                                                            ===========  ===========  ============   ===========
Capital shares outstanding, end of year ................     7,823,269    5,704,494    17,411,401    15,277,557
                                                            ===========  ===========  ============   ===========

   The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------------
   Emerging Opportunities                                                                Intermediate-Term Bond
            Fund                   Core Equity Fund           Long-Term Bond Fund                 Fund
  --------------------------   -------------------------   -------------------------  --------------------------
    Period                       Period                      Period                      Period
     ended      Year ended        ended     Year ended         ended      Year ended      ended       Year ended
   June 30,      December       June 30,     December         June 30,     December     June 30,       December
     1998           31,           1998          31,             1998          31,         1998            31,
   unaudited       1997         unaudited      1997          unaudited       1997       unaudited        1997
  ------------  ------------   ------------  -----------   -----------   -----------  -----------     ----------
  $  (340,685)  $  (446,526)   $ 2,945,411   $ 4,944,217   $6,513,292   $11,765,388   $ 3,391,588     $5,828,989

   54,906,841     4,178,737     41,408,116    48,900,932    2,793,128     4,536,058       911,045        632,431
           --            --             --            --           --            --            --             --


  (44,490,256)   13,026,859     21,685,642    42,788,687      554,995     5,890,460      (338,874)       785,322
  ------------  ------------   ------------  ------------  -----------   -----------  ------------    -----------
   10,075,900    16,759,070     66,039,169    96,633,836    9,861,415    22,191,906     3,963,759      7,246,742
  ------------  ------------   ------------  ------------  -----------   -----------  ------------    -----------



           --            --        (40,202)   (4,951,911)    (114,595)  (11,872,559)      (37,668)    (5,989,855)
           --            --    (48,900,936)   (4,293,241)  (4,441,593)     (188,073)     (542,497)      (475,876)
           --            --             --            --           --            --            --             --
  ------------  ------------   ------------  ------------  -----------   -----------  ------------    -----------
           --            --    (48,941,138)   (9,245,152)  (4,556,188)  (12,060,632)     (580,165)    (6,465,731)
  ------------  ------------   ------------  ------------  -----------   -----------  ------------    -----------



   19,665,711    66,649,338     29,998,374    63,233,692   16,222,768    31,371,836     9,067,871     13,449,251
           --    14,364,919     48,941,138    25,394,006    4,556,188    20,235,996       580,165     11,446,064
   (8,589,036)  (10,165,115)   (41,643,236)  (35,089,813)  (3,640,402)   (3,579,271)   (1,987,502)    (3,465,766)
  ------------  ------------   ------------  ------------  -----------   -----------  ------------    -----------
   11,076,675    70,849,142     37,296,276    53,537,885   17,138,554    48,028,561     7,660,534     21,429,549
  ------------  ------------   ------------  ------------  -----------   -----------  ------------    -----------
   21,152,575    87,608,212     54,394,307   140,926,569   22,443,781    58,159,835    11,044,128     22,210,560



  258,886,428   171,278,216    414,698,095   273,771,526  218,854,351   160,694,516   108,595,634     86,385,074
 ------------  ------------   ------------  ------------ ------------  ------------  ------------   ------------
 $280,039,003  $258,886,428   $469,092,402  $414,698,095 $241,298,132  $218,854,351  $119,639,762   $108,595,634
 ============  ============   ============  ============ ============  ============  ============   ============
 $   (340,685)          --    $  2,945,407  $     40,198 $  6,513,292  $    114,595   $ 3,391,586   $     37,666
 ============  ============   ============  ============ ============  ============   ===========   ============



   18,071,430    12,764,369     20,812,710    17,673,755   20,383,564    15,828,492    10,531,347      8,470,117
    1,327,224     4,984,206      1,391,029     3,512,120    1,481,561     2,958,292       863,740      1,276,376
           --     1,087,428      2,387,373     1,520,884      414,953     1,934,930        54,630      1,114,771
     (565,869)     (764,573)    (1,857,805)   (1,894,049)    (330,684)     (338,150)     (188,476)      (329,917)
  ============  ============   ============  ============  ===========   ===========  ============    ===========
   18,832,785    18,071,430     22,733,307    20,812,710   21,949,394    20,383,564    11,261,241     10,531,347
  ============  ============   ============  ============  ===========   ===========  ============    ===========

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Financial Highlights
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                   Global High-Yield Bond Fund
                                                   ------------------------------------------------------------
                                                    Period
                                                     ended
                                                   June 30,               Year ended December 31,
                                                      1998
                                                              -------------------------------------------------
                                                   unaudited     1997     1996      1995      1994      1993(1)
                                                   ---------  --------  --------- -------   --------  -------
NET ASSET VALUE
  Beginning of period ...........................  $ 10.31    $  10.24  $ 10.22   $  9.68   $  10.07  $ 10.00
                                                   -------    --------  -------   -------   --------  -------

OPERATIONS
  Net investment income (2)......................     0.24        0.55     0.37      0.51       0.45     0.19
  Net realized and unrealized gain (loss) on         (0.04)       0.08     0.02      0.54      (0.46)    0.08
    investments .................................
                                                   -------    --------  -------   -------   --------  -------
  Total from investment operations ..............     0.20        0.63     0.39      1.05      (0.01)    0.27
                                                   -------    --------  -------   -------   --------  -------

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ..........     0.00*      (0.56)   (0.37)    (0.51)    (0.38)    (0.14)
  Distributions from net realized gains on
    investments .................................       --          --       --        --         --    (0.01)
  Distributions in excess of net investment
    income or realized gains ....................       --          --       --        --         --    (0.05)
                                                   -------    --------  -------   -------   --------  -------
  Total distributions ...........................       --       (0.56)   (0.37)    (0.51)     (0.38)   (0.20)
                                                   -------    --------  -------   -------   --------  -------

NET ASSET VALUE
  End of period .................................  $ 10.51     $ 10.31  $ 10.24   $ 10.22   $   9.68  $ 10.07
                                                   =======     =======  =======   =======   ========  =======
TOTAL RETURN (3).................................     1.96%       6.11%    3.80%    10.86%     (0.14)%   2.70%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period (000's omitted) ...  $82,257    $ 58,821  $48,673   $25,855   $ 17,629  $ 8,181
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and
      directed brokerage arrangements ...........     0.70%(4)    0.66%    0.68%     0.76%      1.02%    1.72%(4)
    After repayments/reimbursements and directed
      brokerage arrangements (5).................     0.70%(4)    0.74%    0.75%     0.75%      0.75%    0.75%(4)
  Ratios of net investment income to average net
    assets:
    Before repayments/reimbursements and
      directed brokerage arrangements ...........     5.80%(4)    5.53%    5.54%     5.77%      4.99%    3.52%(4)
    After repayments/reimbursements and directed
      brokerage arrangements ....................     5.80%(4)    5.45%    5.47%     5.78%      5.25%    4.49%(4)
  Portfolio turnover rate .......................   149.83%     200.78%  154.51%    93.37%    233.25%  144.30%
-------------------------------------------------------------------------------------------------------------

(1) For the period May 17, 1993 (commencement of operations) to December 31,
    1993.
(2) Net of expense reimbursements and repayments.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4) Annualized.
(5) The After repayments/reimbursements and directed brokerage arrangements figure may be greater than the Before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
*   Less than 0.01 per share.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Financial Highlights
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                  International Equity Fund
                                                 ------------------------------------------------------------
                                                   Period
                                                    ended
                                                   June 30,              Year ended December 31,
                                                     1998    ------------------------------------------------
                                                  unaudited    1997       1996      1995      1994      1993(1)
                                                 ----------- ---------  ---------  -------   -------  -------
NET ASSET VALUE
  Beginning of period .........................  $  15.48    $  15.08  $  12.68   $ 10.76   $ 11.98   $ 10.00
                                                  -------    --------   -------    ------   -------   -------

OPERATIONS
  Net investment income (loss) (2).............      0.11        0.57      0.29      0.17     (0.05)     0.03
  Net realized and unrealized gain (loss) on
    investments ...............................      2.29        0.19      2.48      1.87     (0.78)     1.95
                                                  -------    --------   -------    ------   -------   -------
  Total from investment operations ............      2.40        0.76      2.77      2.04     (0.83)     1.98
                                                  -------    --------   -------    ------   -------   -------

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ........     (0.31)      (0.24)    (0.30)    (0.12)    (0.03)       --
  Distributions from net realized gains on
     investments ..............................     (0.62)      (0.06)    (0.07)       --     (0.26)       --
  Distributions in excess of net investment
    income or realized gains ..................        --       (0.06)       --        --     (0.10)       --
                                                  -------    --------   -------    ------   -------   -------
  Total distributions .........................     (0.93)      (0.36)    (0.37)    (0.12)    (0.39)       --
                                                  -------    --------   -------    ------   -------   -------

NET ASSET VALUE
  End of period ...............................  $  16.95    $  15.48  $  15.08   $ 12.68   $ 10.76   $ 11.98
                                                  =======    ========   =======    ======   =======   =======
TOTAL RETURN (3)...............................     15.59%       5.04%    21.93%    19.00%    (6.98)%   19.80%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period (000's omitted) .  $295,085    $236,571  $187,109   $92,115   $51,712   $19,978
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and
      directed brokerage arrangements .........      0.73%(4)    0.79%     0.86%     1.00%     1.36%     1.76%(4)
    After repayments/reimbursements and
      directed brokerage arrangements (5)......      0.72%(4)    0.77%     0.83%     1.08%     1.25%     1.25%(4)
  Ratios of net investment income to average
    net assets:
    Before repayments/reimbursements and
      directed brokerage arrangements .........      1.66%(4)    1.61%     1.51%     1.70%     0.83%     0.34%(4)
    After repayments/reimbursements and
      directed brokerage arrangements .........      1.67%(4)    1.63%     1.54%     1.62%     0.94%     0.85%(4)
  Portfolio turnover rate .....................     11.76%      23.08%    21.54%    31.40%    50.25%     9.20%
------------------------------------------------------------------------------------------------------------------

(1) For the period May 17, 1993 (commencement of operations) to December 31,
    1993.
(2) Net of expense reimbursements, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4) Annualized.
(5) The After repayments/reimbursements and directed brokerage arrangements figure may be greater than the Before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Financial Highlights
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------


                                                                Emerging Opportunities Funds
                                                -----------------------------------------------------------------



                                              Period  ended
                                                 June 30,                   Year ended December 31,
                                                   1998      ----------------------------------------------------
                                                unaudited      1997      1996        1995        1994      1993(1)
                                                ----------   --------- ----------  ----------  --------  --------
NET ASSET VALUE

  Beginning of period ........................  $  14.33     $  13.42  $  15.02    $   11.84   $ 10.94   $ 10.00
                                                --------     --------  --------    ---------   -------   -------
OPERATIONS
  Net investment loss (2).....................     (0.02)          --        --           --        --     (0.01)
  Net realized and unrealized gain (loss) on        0.56         0.91     (0.47)        3.81      1.06      0.95
    investments ..............................
                                                --------     --------  --------    ---------   -------   -------
  Total from investment operations ...........      0.54         0.91     (0.47)        3.81      1.06      0.94
                                                --------     --------   -------    ---------   -------   -------

DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net realized gains on
    investments ..............................        --           --     (1.13)       (0.58)    (0.16)       --
  Distributions in excess of net investment
    income or realized gains .................        --           --        --        (0.05)       --        --
                                                --------     --------  --------    ---------   -------   -------
  Total distributions ........................        --           --     (1.13)       (0.63)    (0.16)       --
                                                --------     --------  --------    ---------   -------   -------

NET ASSET VALUE
  End of period ..............................  $  14.87     $  14.33  $  13.42    $   15.02   $ 11.84   $ 10.94
                                                ========     ========  ========    =========   =======   =======
TOTAL RETURN (3)..............................      3.77%        6.78%    (3.03)%      32.23%     9.69%     9.40%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period (000's omitted)   $280,039     $258,886  $171,278    $ 157,193   $88,676   $29,113
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and
      directed brokerage arrangements ........      0.86%(4)     0.86%     0.72%        0.77%     0.91%     1.23%(4)
    After repayments/reimbursements and
      directed brokerage arrangements (5).....      0.86%(4)     0.86%     0.72%        0.77%     0.92%     1.00%(4)
  Ratios of net investment loss to average
    net assets:
    Before repayments/reimbursements and
      directed brokerage arrangements ........     (0.25)%(4)   (0.20)%   (0.34)%      (0.26)%   (0.31)%   (0.60)%(4)
    After repayments/reimbursements and
      directed brokerage arrangements ........     (0.25)%(4)   (0.20)%   (0.34)%      (0.26)%   (0.32)%   (0.38)%(4)
  Portfolio turnover rate ....................     88.78%       80.36%    43.00%       36.02%    27.40%     8.70%
---------------------------------------------------------------------------------------------------------------------

(1) For the period May 17, 1993 (commencement of operations) to December 31,
    1993.
(2) Net of expense reimbursements, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4) Annualized.
(5) The After repayments/reimbursements and directed brokerage arrangements figure may be greater than the Before repayments/ reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.


    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
  Financial Highlights
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                      Core Equity Fund
                                               ---------------------------------------------------------------
                                                Period
                                                 ended
                                               June 30,                 Year ended December 31,
                                                  1998
                                                           --------------------------------------------------
                                               unaudited     1997       1996      1995       1994       1993(1)
                                               ----------- ---------  ---------  --------   --------   ------
NET ASSET VALUE
  Beginning of period .......................   $  19.93   $  15.49   $  13.32   $ 10.06    $ 10.33   $ 10.00
                                                ---------  ---------  ---------  --------   --------  --------
OPERATIONS
  Net investment income (2)..................       0.13       0.24       0.26      0.25       0.16      0.06
  Net realized and unrealized gain (loss) on
    investments .............................       2.97       4.65       2.83      3.63      (0.26)     0.33
                                                ---------  ---------  ---------  --------   --------  --------
  Total from investment operations ..........       3.10       4.89       3.09      3.88      (0.10)     0.39
                                                ---------  ---------  ---------  --------   --------  --------

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ......         --      (0.24)     (0.27)    (0.24)     (0.17)    (0.06)
  Distributions from net realized gains on
    investments .............................      (2.40)     (0.21)     (0.65)    (0.37)        --        --
  Distributions in excess of net investment
    income or realized gains ................         --         --         --     (0.01)        --        --
                                                ---------  ---------  ---------  --------   --------  --------
  Total distributions .......................      (2.40)     (0.45)     (0.92)    (0.62)     (0.17)    (0.06)
                                                ---------  ---------  ---------  --------   --------  --------

NET ASSET VALUE
  End of period .............................   $  20.63   $  19.93   $  15.49   $ 13.32    $ 10.06   $ 10.33
                                                =========  =========  =========  ========   ========  ========
TOTAL RETURN (3).............................      15.66%     31.67%     23.20%    38.56%     (1.01)%    3.90%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period (000's
    omitted) ................................   $469,092   $414,698   $273,772   $183,735   $101,592  $37,356
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and
      directed brokerage arrangements .......       0.63%(4)   0.67%      0.68%     0.72%      0.84%     1.12%(4)
    After repayments/reimbursements and
      directed brokerage arrangements (5)....       0.59%(4)   0.65%      0.66%     0.70%      0.85%     1.00%(4)
  Ratios of net investment income to average
    net assets:
    Before repayments/reimbursements and
      directed brokerage arrangements .......       1.26%(4)   1.36%      1.93%     2.32%      2.27%     1.84%(4)
    After repayments/reimbursements and
      directed brokerage arrangements .......       1.30%(4)   1.38%      1.95%     2.33%      2.27%     1.96%(4)
  Portfolio turnover rate ...................      26.34%     45.54%     45.73%    38.44%     48.16%    48.00%
-----------------------------------------------------------------------------------------------------------------

(1) For the period May 17, 1993 (commencement of operations) to December 31,
    1993.
(2) Net of expense reimbursements, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4) Annualized.
(5) The After repayments/reimbursements and directed brokerage arrangements figure may be greater than the Before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.


   The accompanying notes are an integral part of the financial Statements.

--------------------------------------------------------------------------------
  Financial Highlights
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                                  Long-Term Bond Fund
                                                             --------------------------------------------------------------
                                                             Period ended
                                                               June 30,
                                                                1998                  Year ended December 31,
                                                                          -------------------------------------------------
                                                              unaudited     1997      1996       1995      1994     1993(1)
                                                             ------------ ---------  --------   --------  --------  -------
NET ASSET VALUE
  Beginning of period........................................  $ 10.74    $ 10.15    $ 10.53   $   9.37   $10.33    $10.00
                                                               --------   --------   --------  ---------  -------   -------
OPERATIONS
  Net investment income (2)..................................     0.30       0.61       0.50       0.53     0.37      0.62
  Net realized and unrealized gain (loss) on investments.....     0.17       0.61      (0.36)      1.57    (0.97)     0.45
                                                               --------   --------   --------  ---------  -------   -------
  Total from investment operations...........................     0.47       1.22       0.14       2.10    (0.60)     1.07
                                                               --------   --------   --------  ---------  -------   -------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.......................    (0.01)     (0.62)     (0.52)     (0.57)   (0.34)    (0.18)
  Distributions from net realized gains on investments.......    (0.21)     (0.01)        --      (0.27)   (0.02)    (0.56)

  Distributions in excess of net investment income or
    realized gains...........................................       --         --         --      (0.10)      --        --
                                                               --------   --------   --------  ---------  -------   -------
  Total distributions........................................    (0.22)     (0.63)     (0.52)     (0.94)   (0.36)    (0.74)
                                                               --------   --------   --------  ---------  -------   -------
NET ASSET VALUE
  End of period..............................................  $ 10.99    $ 10.74    $ 10.15   $  10.53   $ 9.37    $10.33
                                                               ========   ========   ========  =========  =======   =======
TOTAL RETURN (3).............................................     4.30%     12.01%      1.34%     22.44%   (5.79)%   10.70%

RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period (000's omitted)................ $241,298   $218,854   $160,695  $114,612   $70,359   $25,772

  Ratios of expenses to average net assets:
    Before repayments/reimbursements and directed
      brokerage arrangements.................................     0.60%(4)   0.62%      0.63%      0.66%    0.73%     1.30%(4)(5)
    After repayments/reimbursements and directed
      brokerage arrangements (6).............................     0.60%(4)   0.62%      0.63%      0.70%    0.75%     0.75%(4)
  Ratios of net investment income to average net assets:
    Before repayments/reimbursements and directed
      brokerage arrangements.................................     5.70%(4)   6.22%      5.88%      6.67%    7.08%    15.19%(4)
    After repayments/reimbursements and directed
      brokerage arrangements.................................     5.70%(4)   6.22%      5.88%      6.63%    7.05%    15.73%(4)
  Portfolio turnover rate....................................   130.08%    358.67%    369.32%    381.53%  152.91%   589.40%


(1) For the period May 17, 1993 (commencement of operations) to December 31,
    1993.
(2) Net of expense reimbursements, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4) Annualized.
(5) The Long-Term Bond Fund did not qualify in 1993 as a regulated investment company for federal income tax purposes because it had substantial short-term capital gains during this period and was not able to meet the requirement that no more than 30% of the Fund's investment income may be from realized capital gains on the sale of securities held for less than three months. While the Fund incurred a federal income tax of approximately $155,000, the investment adviser to the Long-Term Bond Fund reimbursed the Fund for the taxes and related legal expenses, so no shareholder of the Fund was affected. The ratio of expenses to average net assets would have been 2.58% had the adviser not agreed to reimburse the Fund for these expenses. The Fund qualified in 1994, 1995, 1996 and 1997 as a regulated investment company and intends to do so in future years as well.
(6) The After repayments/reimbursements and directed brokerage arrangements figure may be greater than the Before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Financial Highlights
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                                             Intermediate-Term Bond Fund
                                                             ------------------------------------------------------------
                                                             Period ended
                                                               June 30,                Year ended December 31,
                                                                1998
                                                                          -----------------------------------------------
                                                              unaudited     1997      1996      1995      1994      1993(1)
                                                             ------------ ---------  --------  -------   -------  -------
NET ASSET VALUE
  Beginning of period........................................  $ 10.31    $  10.20   $10.38    $ 9.61   $ 10.28   $ 10.00

OPERATIONS
  Net investment income (2)..................................     0.30        0.59     0.61      0.54      0.38      0.17
  Net realized and unrealized gain (loss) on investments.....     0.06        0.17    (0.20)     0.90     (0.67)     0.28
                                                               --------   ---------  -------   -------  --------  --------
  Total from investment operations...........................     0.36        0.76     0.41      1.44     (0.29)     0.45
                                                               --------   ---------  -------   -------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.......................       --       (0.60)   (0.59)    (0.55)    (0.38)    (0.17)
  Distributions from net realized gains on investments.......    (0.05)      (0.05)      --     (0.07)       --        --
  Distributions in excess of net investment income or
    realized gains...........................................       --          --       --     (0.05)       --        --
                                                               --------   ---------  -------   -------  --------  --------
  Total distributions........................................    (0.05)      (0.65)   (0.59)    (0.67)    (0.38)    (0.17)
                                                               --------   ---------  -------   -------  --------  --------

NET ASSET VALUE
  End of period..............................................  $ 10.62    $  10.31   $10.20    $10.38   $  9.61   $ 10.28
                                                               ========   =========  =======   =======  ========  ========
TOTAL RETURN (3).............................................     3.51%       7.50%    3.95%    15.01%    (2.85)%    4.50%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of period (000's omitted)................ $119,640    $108,596  $86,385   $73,480   $48,571   $19,897
  Ratios of expenses to average net assets:
    Before repayments/reimbursements and directed
      brokerage arrangements.................................     0.61%(4)    0.63%    0.66%     0.68%     0.75%     1.37%(4)
    After repayments/reimbursements and directed
      brokerage arrangements (5).............................     0.61%(4)    0.63%    0.66%     0.75%     0.75%     0.75%(4)
  Ratios of net investment income to average net assets:
    Before repayments/reimbursements and directed
      brokerage arrangements.................................     5.96%(4)    5.90%    5.77%     6.19%     5.35%     3.73%(4)
    After repayments/reimbursements and directed
      brokerage arrangements.................................     5.96%(4)    5.90%    5.77%     6.11%     5.35%     4.35%(4)
  Portfolio turnover rate....................................   165.95%     215.97%  191.20%   137.14%    22.72%       --
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the period May 17, 1993 (commencement of operations) to December 31,
    1993.
(2) Net of expense reimbursements, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4) Annualized.
(5) The After repayments/reimbursements and directed brokerage arrangements figure may be greater than the Before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Principal
Amount                                      Value
-----------------------------------------------------

FOREIGN OBLIGATIONS -- 27.5%

Corporate Debt -- 12.7%
$  350,000   Ainsworth Lumber Co.
             (Yankee), PIK
             12.500%, 07/15/07 .......... $  376,250
 1,000,000   Banco Nac'l de
             Desenvolvimento Economico
             e Social
             11.126%, 06/16/08 ..........    990,000
   400,000   Canadian Airlines
             Corp. (Yankee)
             10.000%, 05/01/05 ..........    406,000
   400,000   Cenargo International Plc, 144A
             9.750%, 06/15/08 ...........    392,500
   400,000   Clearnet Communications
             (Yankee), Step Up
             0.000%, 12/15/05 ...........    334,000
   450,000   Companhia Brasileira de
             Petroleo Ipiranga (Euro),
             Variable Rate, Step Up
             10.625%, 02/25/02 ..........    444,938
   500,000   Diamond Cable
             Communications Plc
             (Yankee), Step Up
             0.000%, 02/15/07 ...........    370,000
   150,000   Disco SA, (Euro)
             9.875%, 05/15/08 ...........    141,375
   500,000   Dolphin Telecom Plc, 144A,
             Step Up
             0.000%, 06/01/08 ...........    282,500
   100,000   Hidroelectricia Piedra del
             Aguila SA, 144A
             10.625%, 10/09/01 ..........    103,875
   400,000   HMV Media Group Plc, 144A
             10.250%, 05/15/08 ..........    406,000
   400,000   International Utility
             Structures, Inc., 144A
             10.750%, 02/01/08 ..........    410,000
$  400,000   Lodestar Holdings, Inc.,
             144A
             11.500%, 05/15/05 .......... $  404,000
   400,000   Marsulex, Inc., 144A
             9.625%, 07/01/08 ...........    408,500
   500,000   MetroNet Communications
             Corp., 144A, Step Up
             0.000%, 06/15/08 ...........    311,875
   500,000   Microcell
             Telecommunication, Inc.,
             Series B, (Yankee),
             Step Up
             0.000%, 06/01/06 ...........    373,750
   400,000   Millar Western Forest
             Products, 144A, Step Up
             9.875%, 05/15/08 ...........    392,000
   400,000   Petroleo Brasileiro SA,
             (Euro)
             8.250%, 04/06/01 ...........    392,000
   500,000   Rabobank Nederland (Euro)
             7.500%, 08/18/00 ...........    502,500
   400,000   Regional Independent
             Media, 144A
             10.500%, 07/01/08 ..........    408,000
   400,000   Stena Line AB (Yankee)
             10.625%, 06/01/08 ..........    407,000
   400,000   TeleWest Communication Plc,
             (Yankee), Step Up
             0.000%, 10/01/07 ...........    330,000
   250,000   TeleWest Communications
             Plc, (Yankee)
             9.625%, 10/01/06 ...........    263,750
 2,100,000   Vnesheconombank,
             Variable Rate
             6.625%, 12/15/15 ...........  1,144,500
   430,000   VTB Finance Ltd. - Jersey
             (Euro), Variable Rate
             8.173%, 09/26/99 ...........    408,500
                                         ------------
                                          10,403,813
                                         ------------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------


Principal
Amount                                                      Value
---------------------------------------------------------------------

Government Obligations -- 14.8%
$  993,548   Brazil-Trust Certificates,
             Variable Rate
             6.688%, 09/15/07 ......................      $  815,952
   500,000   Bulgaria FLIRB Series A,
             Variable Rate
             2.250%, 07/28/12 ......................         301,875
 1,000,000   Bulgaria Government
             Discount Series A, Variable
             Rate
             6.563%, 07/28/24 ......................         751,880
   250,000   Ecuador Discount Note,
             Variable Rate
             6.625%, 02/28/25 ......................         172,188
   350,000   Ecuador-Par, Step Up
             3.500%, 02/28/25 ......................         188,125
 1,000,000   Mexican Discount Bond
             Series D, Variable Rate
             6.602%, 12/31/19 ......................         893,130
   300,000   Ministry of Finance
             Russia (Euro)
             11.750%, 06/10/03 .....................         273,000
   600,000   Ministry of Finance
             Russia, 144A
             11.750%, 06/10/03 .....................         517,500
   600,000   Poland - Global Discount
             Bond, Variable Rate
             6.688%, 10/27/24 ......................         587,628
   975,000   Poland - Global Registered D
             3.000%, 10/27/24 ......................         637,406
   350,000   Poland - Global Registered D,
             RSTA, Step Up
             3.750%, 10/27/24 ......................         253,750
   450,000   Republic of Argentina
             (Yankee), Variable Rate
             9.150%, 11/30/02 ......................         451,125
 3,660,000   Republic of Argentina
             Series L-GP, Step Up
             5.750%, 03/31/23 ......................       2,710,705
   498,750   Republic of Argentina,
             Variable Rate
             6.625%, 03/31/05 ......................         439,523
   436,602   Republic of Brazil - C
             Bond, Variable Rate
             8.000%, 04/15/14 ......................         317,082
   380,000   Republic of Brazil Discount
             Bond ZL, Variable Rate
             6.625%, 04/15/24 ......................         291,175
   200,000   Republic of Colombia
             8.625%, 04/01/08 ......................         189,000
   250,000   Republic of Panama
             8.875%, 09/30/27 ......................         236,250
   150,000   United Mexican States
             Global Bond
             8.625%, 03/12/08 ......................         144,750
 2,000,000   United Mexican States
             Series B
             6.250%, 12/31/19 ......................       1,648,760
   428,571   Venezuela-FLIRB Series B,
             Variable Rate
             6.625%, 03/31/07 ......................         356,520
                                                         ------------
                                                          12,177,324
                                                         ------------

Total Foreign Obligations
  (Cost $23,278,670) .............................        22,581,137
                                                         ------------

U.S. CORPORATE OBLIGATIONS -- 55.6%
Asset Backed and Mortgage Backed -- 2.0%
 1,625,000   Equicredit Home Equity
             Trust, REMIC
             6.840%, 09/15/11 .....................        1,655,249
                                                          -----------
Corporate Bonds & Notes -- 53.6%
   400,000   Adelphia Communications
             Corp. Series B
             8.375%, 02/01/08 ......................         396,000
   400,000   Allied Holdings, Inc.
             Series B
             8.625%, 10/01/07 ......................         406,000

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------


Principal
Amount                                      Value
-----------------------------------------------------

$  400,000   American Cellular Corp.,
             144A
             10.500%, 05/15/08 .......... $  400,000
   400,000   American Communication
             Lines L.L.C./ACL, 144A
             10.250%, 06/30/08 ..........    407,000
   400,000   American ECO Corp., 144A
             9.625%, 05/15/08 ...........    406,000
   400,000   American Lawyer Media,
             Inc., 144A
             9.750%, 12/15/07 ...........    416,000
   400,000   Ameristar Casinos, Inc.
             Series B
             10.500%, 08/01/04 ..........    416,000
   400,000   Aurora Foods Inc., 144A
             8.750%, 07/01/08 ...........    400,000
   400,000   Bayou Steel Corp., 144A
             9.500%, 05/15/08 ...........    398,500
   400,000   CapStar Broadcasting,
             Step Up
             0.000%, 02/01/09 ...........    304,000
   300,000   Casino America, Inc.
             12.500%, 08/01/03 ..........    339,000
   400,000   Casino Magic-Louisiana
             Corp. Series B
             13.000%, 08/15/03 ..........    465,000
   500,000   Century Communications
             Corp. Series B, Step Up
             0.000%, 01/15/08 ...........    226,875
   400,000   CEX Holdings, Inc., 144A
             9.625%, 06/01/08 ...........    408,000
   400,000   Clearview Cinema Group,
             Inc., 144A
             10.875%, 06/01/08 ..........    409,000
   400,000   Comcast Cellular Holdings
             Series B
             9.500%, 05/01/07 ...........    415,000
   400,000   Cumulus Media, Inc.
             10.375%, 07/01/08 ..........    400,000
   400,000   Dawson Production
             Services, Inc.
             9.375%, 02/01/07 ...........    404,000
   400,000   Diamond Brands, Inc., 144A
             10.125%, 04/15/08 ..........    403,000
   400,000   Diva Systems Corp., 144A,
             Unit, Step Up
             0.000%, 03/01/08 ...........    188,000
   400,000   Dobson Communications Corp.
             11.750%, 04/15/07 ..........    434,000
   400,000   Dobson Wireline
             Company, 144A
             12.250%, 06/15/08 ..........    390,000
   500,000   e. Spire Communications
             Inc., Step Up
             0.000%, 11/01/05 ...........    416,250
   400,000   Eagle Family Foods, 144A
             8.750%, 01/15/08 ...........    392,000
   400,000   EchoStar Satellite
             Broadcast, Step Up
             0.000%, 03/15/04 ...........    367,500
   400,000   Empress Entertainment,
             Inc., 144A
             8.125%, 07/01/06 ...........    401,000
   400,000   Exodus Communications,
             Inc., 144A
             11.250%, 07/01/08 ..........    400,000
   300,000   Fitzgerald Gaming Corp., 144A
             12.250%, 12/15/04 ..........    295,500
   400,000   Fleming Companies, Inc.,
             Series B
             10.500%, 12/01/04 ..........    416,000
   500,000   Focal Communications Corp.,
             144A, Step Up
             0.000%, 02/15/08 ...........    300,000
   940,000   Ford Holdings, Inc.
             9.250%, 03/01/00 ...........    988,072
   400,000   Fresh Foods, Inc., 144A
             10.750%, 06/01/06 ..........    402,000

    The acompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------


Principal
Amount                                      Value
-----------------------------------------------------

$  400,000   Friendly Ice Cream Corp.
             10.500%, 12/01/07 .......... $  422,000
   400,000   Galey & Lord, Inc., 144A
             9.125%, 03/01/08 ...........    385,000
   350,000   Gaylord Container Corp.
             Series B
             9.750%, 06/15/07 ...........    344,750
   400,000   General Binding Corp., 144A
             9.375%, 06/01/08 ...........    410,000
 1,575,000   General Motors
             9.625%, 12/01/00 ...........  1,700,590
   400,000   Globalstar L.P., 144A
             11.500%, 06/01/05 ..........    390,000
   400,000   Granite Broadcasting
             Corp., 144A
             8.875%, 05/15/08 ...........    407,000
   400,000   Great Lakes Carbon
             Corp., 144A
             10.250%, 05/15/08 ..........    410,000
   200,000   Gulf States Steel-Alabama
             13.500%, 04/15/03 ..........    196,000
   350,000   Helicon Group Ltd. Series B
             11.000%, 11/01/03 ..........    372,750
   450,000   Hollinger International
             Publishing, Inc.
             9.250%, 02/01/06 ...........    470,813
   400,000   Hollywood Casino Corp.
             12.750%, 11/01/03 ..........    438,000
   400,000   Hollywood Park, Inc. Series
             B 9.500%, 08/01/07 .........    410,000
   400,000   Home Products
             International, Inc., 144A
             9.625%, 05/15/08 ...........    400,000
   350,000   Horseshoe Gaming L.L.C.
             Series B
             9.375%, 06/15/07 ...........    370,563
   400,000   Hyperion Telecommunications
             Series B, Step Up
             0.000%, 04/15/03 ...........    298,000

$  400,000   ICN Pharmaceuticals Inc.
             Series B
             9.250%, 08/15/05 ........... $  426,000
   400,000   Impac Group Inc., 144A
             10.125%, 03/15/08 ..........    401,000

   400,000   Insight Health Services
             Corp., 144A
             9.625%, 06/15/08 ...........    399,000
   400,000   Interep National Radio
             Sales, 144A
             10.000%, 07/01/08 ..........    400,000
   500,000   Intermedia Communication,
             Inc., 144A
             8.600%, 06/01/08 ...........    503,750
   400,000   International Home Foods,
             Inc.
             10.375%, 11/01/06 ..........    436,000
   400,000   Iridium L.L.C.
             10.875%, 07/15/05 ..........    399,000
   400,000   ITC DeltaCom, Inc.
             8.875%, 03/01/08 ...........    407,000
   400,000   IXC Communications,
             Inc., 144A
             9.000%, 04/15/08 ...........    402,000
   400,000   James Cable Partners L.P.
             Series B
             10.750%, 08/15/04 ..........    426,000
   400,000   Jones Intercable Inc.
             8.875%, 04/01/07 ...........    428,000
   400,000   Jordan Telecommunications
             Products Series B
             9.875%, 08/01/07 ...........    410,000
   400,000   Keystone Consolidated
             Industries, Inc.
             9.625%, 08/01/07 ...........    411,000
   400,000   L-3 Communications Corp.
             8.500%, 05/15/08 ...........    404,000
   500,000   Level 3 Communications,
             Inc., 144A
             9.125%, 05/01/08 ...........    486,250

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------


Principal
Amount                                                     Value
--------------------------------------------------------------------

$  400,000   Magellan Health Services,
             Inc., 144A
             9.000%, 02/15/08 .....................      $  397,000
   300,000   Majestic Star Casino L.L.C.
             12.750%, 05/15/03 ....................         328,875
   500,000   Marcus Cable Company L.P.,
             Step Up
             0.000%, 12/15/05 .....................         465,000
   400,000   Maxim Group Inc. Series B
             9.250%, 10/15/07 .....................         411,000
   250,000   MCII Holdings, Step Up
             0.000%, 11/15/02 .....................         230,625
   500,000   McLeod USA, Inc., Step Up
             0.000%, 03/01/07 .....................         371,250
   500,000   Nextel Communications,
             Inc., 144A, Step Up
             0.000%, 02/15/08 .....................         318,750
   400,000   Niagara Mohawk Power
             Series F
             7.625%, 10/01/05 .....................         401,696
   400,000   Northland Cable Television
             10.250%, 11/15/07 ....................         429,000
   500,000   NTL, Inc., 144A, Step Up
             0.000%, 04/01/08 .....................         327,500
   400,000   Outboard Marine Corp., 144A
             10.750%, 06/01/08 ....................         406,000
   400,000   Oxford Health Plans,
             Inc., 144A
             11.000%, 05/15/05 ....................         412,000
   400,000   P & L Coal Holdings
             Corp., 144A
             9.625%, 05/15/08 .....................         413,000
   400,000   Pathmark Stores, Inc.
             9.625%, 05/01/03 .....................         404,000
   400,000   Philipp Brothers Chemical,
             Inc., 144A
             9.875%, 06/01/08 .....................         404,500
   200,000   Players International, Inc.
             10.875%, 04/15/05 ....................         216,000
    50,000   Krystal Co.
             10.250%, 10/01/07 ....................          51,813
   400,000   Price Communications
             Wireless, Inc., 144A
             9.125%, 12/15/06 .....................         401,500
   400,000   Primus Telecommunications
             Group, Inc., 144A
             9.875%, 05/15/08 .....................         392,000
   500,000   Qwest Communications
             International, Inc., Step Up
             0.000%, 10/15/07 .....................         375,000
   400,000   Regal Cinemas, Inc., 144A
             9.500%, 06/01/08 .....................         401,500
   400,000   Republic Engineered Steels, Inc.
             9.875%, 12/15/01 .....................         392,000
   450,000   Revlon Worldwide Corp.
             Series B, Step Up
             0.000%, 03/15/01 .....................         349,875
   200,000   Rural Cellular Corp., 144A
             9.625%, 05/15/08 .....................         201,000
   350,000   S.D. Warren Company
             Series B
             12.000%, 12/15/04 ....................         386,750
   400,000   Sabreliner Corp., 144A
             11.000%, 06/15/08 ....................         402,000
   400,000   Salem Communications Corp.
             Series B
             9.500%, 10/01/07 .....................         416,000
 1,500,000   Salomon, Inc.
             7.250%, 05/01/01 .....................       1,542,555
   400,000   Samsonite Corp., 144A
             10.750%, 06/15/08 ....................         399,000
   250,000   SITEL Corp., 144A
             9.250%, 03/15/06 .....................         250,000
   400,000   Sprint Spectrum L.P.
             11.000%, 08/15/06 ....................         463,000
   400,000   Startec Global Communications
             Corp., 144A (Units)
             12.000%, 05/15/08 ....................         390,000

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Global High-Yield Bond Fund / June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------


Principal
Amount                                      Value
-----------------------------------------------------

$  400,000   Styling Technology Corp.,
             144A 10.875%, 07/01/08 ..... $  408,000
   400,000   Tenet Healthcare Corp., 144A
             8.125%, 12/01/08 ...........    401,000
   400,000   Thermadyne Manufacturing
             L.L.C., 144A
             9.875%, 06/01/08 ...........    403,000
   400,000   Trans World Airlines, Inc.,
             144A 11.375%, 03/01/06 .....    402,500
   400,000   Tri-State Outdoor Media,
             144A 11.000%, 05/15/08 .....    407,000
   400,000   Tropical Sportswear
             International Corp., 144A
             11.000%, 06/15/08 ..........    405,000
   400,000   U.S. Office Products Co.,
             144A 9.750%, 06/15/08 ......    396,000
   500,000   United International
             Holdings, Inc., Series B,
             Step Up 0.000%, 02/15/08 ...    308,750
   400,000   Waste Systems
             International, Inc., 144A
             7.000%, 05/13/05 ...........    410,000
   400,000   WCI Steel Inc. Series B
             10.000%, 12/01/04 ..........    411,000
   500,000   Winstar Communications,
             Inc., Step Up
             0.000%, 10/15/05 ...........    415,000
   400,000   Young Broadcasting, Inc.
             Series B
             8.750%, 06/15/07 ...........    418,000
                                         ------------
                                          44,109,602
                                         ------------

Total U.S. Corporate Obligations
  (Cost $45,721,766) ..................   45,764,851
                                         ------------
U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS -- 5.7%
U.S. Treasury Notes -- 5.7%
 4,615,000   U.S. Treasury Note
             6.250%, 10/31/01 ...........  4,710,899
                                         ------------
                                           4,710,899
                                         ------------

Total U.S. Government and Agency
 Obligations
  (Cost $4,703,091) ...................    4,710,899
                                         ------------


Shares                                      Value
----------------------------------------------------

PREFERRED STOCKS -- 0.7%
       200   Benedek Communications,
             144A, PIK, 11.5% .........  $   196,500
       200   Rural Cellular Corp.,
             144A, (PIK) ..............      201,000
     3,000   S.D. Warren Company
             Series B, 14% ............      150,750

Total Preferred Stocks
  (Cost $550,375) .....................      548,250
                                         ------------

Total Investments -- 89.5%
  (Cost $74,253,902)                      73,605,137
Other assets in excess of liabilities      8,651,718
 -- 10.5%                                ============
Total Net Assets-- 100.0%                $82,256,855
                                         ============

Notes to the Portfolio of Investments:
REMIC -- Real Estate Mortgage Investment Conduit
FLIRB -- Front Loaded Interest Reduction Bond
Euro -- Securities issued offshore that pay interest and principal in U.S. Dollars.
Step Up -- Security is a "step up" bond where the coupon increases or steps up on predetermined date(s).
Variable Rate -- The rates shown on variable rate securities reflect the current interest rate at June 30, 1998, which are subject to change based upon the terms of the security, including varying reset dates.
Yankee -- U.S. Dollar denominated bonds issued by non-U.S.
companies in the U.S.
PIK -- Payment in Kind
144A -- Securities restricted for resale to Qualified
Institutional Buyers

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc./International Equity Fund/ June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Shares                                      Value
-----------------------------------------------------


COMMON STOCKS -- 95.2%

AUTOMOTIVE -- 3.2%
   1,686  Bayerische Motoren Werke
          AG (BMW) ..................... $ 1,700,913
     505  Bayerische Motoren Werke AG
          New Shares ...................     502,391
 131,000  Honda Motor Co., Ltd. ........   4,662,893
  44,345  Michelin B ...................   2,559,762
                                        -------------
                                           9,425,959
                                        -------------
BANKING -- 14.4%
 107,226  ABN Amro Holdings ............   2,509,046
 204,060  Banco De Santander ...........   5,231,792
 695,000  Bangkok Bank Co., Ltd ........     854,364
 286,725  Barclay's Plc ................   8,281,105
  36,240  Bayerische Vereinsbank AG ....   3,081,846
 487,825  Development Bank of Singapore.   2,699,721
 436,824  Lloyds TSB Group Plc .........   6,100,378
 396,900  National Australia Bank Ltd. .   5,235,071
  69,385  National Westminster Bank Plc*   1,239,882
  30,300  Royal Bank of Canada .........   1,823,509
  14,375  UBS AG - Registered ..........   5,345,094
                                        -------------
                                          42,401,808
                                        -------------
BEVERAGES, FOOD & TOBACCO-- 9.4%
 843,510  B.A.T. Industries ............   8,423,207
 208,130  Cadbury Schweppes Plc ........   3,222,602
 389,406  Diageo Plc ...................   4,635,762
 260,800  Fraser & Neave Ltd. ..........     700,822
   4,017  Nestle .......................   8,596,442
  42,840  Nutricia Verenigde
          Bedrijven NV .................   1,340,948
 520,650  San Miguel Corp. B ...........     686,685
                                        -------------
                                          27,606,468
                                        -------------
BUILDING MATERIALS -- 0.5%
 419,000  City Developments ............   1,170,560
 278,000  Hume Industries ..............     209,112
                                        -------------
                                           1,379,672
                                        -------------
COMMERCIAL SERVICES -- 2.0%
  17,540  CIE Generale des Eaux ........   3,745,290
 140,000  Dai Nippon Printing Co., Ltd.    2,234,386
                                        -------------
                                           5,979,676
                                        -------------
COMMUNICATIONS -- 8.6%
  15,985  Alcatel Alsthom ..............   3,254,621
 313,550  Cable & Wireless .............   3,808,566
  77,900  Koninklijke - KPN NV .........   2,998,472
 644,196  Telecom Italia SpA ...........   4,742,056
 721,650  Telstra Corporation Ltd. .....   1,850,022
  77,900  TNT Post Group* ..............   1,991,319
 534,250  Vodafone Group Plc ...........   6,783,479
                                        -------------
                                          25,428,535
                                        -------------
CONGLOMERATES -- 1.2%
   2,392  Alusuisse Lonza Holdings .....   3,034,133
 757,000  Sime-Darby Berhad ............     521,952
                                        -------------
                                           3,556,085
                                        -------------
ELECTRIC UTILITIES -- 2.9%
  36,225  EDP - Electricidade de
          Portugal SA ..................     842,083
 134,315  Scottish Power Plc ...........   1,185,504
  60,150  Veba AG ......................   4,098,783
   3,313  Viag AG ......................   2,279,594
                                        -------------
                                           8,405,964
                                        -------------
ELECTRICAL EQUIPMENT -- 2.0%
  13,600  Keyence Corp. ................   1,479,698
 224,770  Siebe Plc ....................   4,496,591
                                        -------------
                                           5,976,289
                                        -------------
ELECTRONICS -- 4.1%
  63,000  Murata Manufacturing Co, Ltd..   2,042,725
  24,000  Rohm Co. Ltd. ................   2,464,241
  88,750  Sony Corp. ...................   7,641,757
                                        -------------
                                          12,148,723
                                        -------------
ENTERTAINMENT & LEISURE -- 3.0%
 328,950  Granada Group Plc ............   6,048,338
 519,700  Ladbroke Group ...............   2,867,964
                                        -------------
                                           8,916,302
                                        -------------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc./International Equity Fund/ June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Shares                                      Value
-----------------------------------------------------

FINANCIAL SERVICES -- 1.4%
 595,510  Grupo Financiero Banamex* .... $ 1,127,896
 126,600  HSBC Holdings Plc ............   3,096,142
                                        -------------
                                           4,224,038
                                        -------------
FOOD RETAILERS -- 1.4%
  55,175  Koninklijke Ahold NV .........   1,771,156
 327,150  TI Group Plc .................   2,483,592
                                        -------------
                                           4,254,748
                                        -------------
FOREST PRODUCTS & PAPER -- 0.1%
  98,000  Jefferson Smurfit Group Plc...     291,148
                                        -------------
HEAVY MACHINERY -- 3.8%
 111,340  Mannesmann AG ................  11,294,162
                                        -------------
INSURANCE -- 10.0%
  26,870  Axa ..........................   3,022,082
 179,075  International Nederlanden
          Groep.........................  11,725,740
 471,030  Prudential Corp. .............   6,208,694
   3,337  Schw Ruckversicher ...........   8,439,237
                                        -------------
                                          29,395,753
                                        -------------
MEDIA - BROADCASTING
  & PUBLISHING -- 3.6%
 171,600  Elsevier NV ..................   2,589,736
 791,900  News Corp. Ltd. ..............   6,463,171
 253,837  Singapore Press Holdings Ltd..   1,697,763
                                        -------------
                                          10,750,670
                                        -------------
MEDICAL SUPPLIES -- 2.0%
 225,000  Takeda Chemical
          Industries Ltd. ..............   5,982,255
                                        -------------
OFFICE EQUIPMENT -- 2.5%
 321,000  Canon ........................   7,285,705
                                        -------------
OIL & GAS -- 5.2%
 222,877  Ente Nazionale Idrocarburi
  SpA...................................   1,460,714
  58,080  Royal Dutch Petroleum Co. ....   3,220,600
 743,550  Shell Transport & Trading ....   5,235,336
  42,790  Total SA - Series B ..........   5,562,811
                                        -------------
                                          15,479,461
                                        -------------

PHARMACEUTICALS -- 10.3%
 231,000  Glaxo Wellcome Plc ........... $ 6,933,765
  75,205  Hoechst AG ...................   3,753,925
   5,464  Novartis .....................   9,092,188
     395  Roche Holding AG .............   3,878,877
 154,200  Zeneca Group .................   6,625,018
                                        -------------
                                          30,283,773
                                        -------------
RETAILERS -- 3.1%
 169,000  KAO Corp. ....................   2,605,896
 135,300  Kingfisher ...................   2,178,465
 371,700  Safeway Plc ..................   2,443,481
 157,000  Shiseido Co., Ltd. ...........   1,782,829
                                        -------------
                                           9,010,671
                                        -------------
TELEPHONE SYSTEMS -- 0.5%
  11,360  Tele Danmark A/S - B .........   1,090,240
   8,400  Telefonica SA ................     389,026
                                        -------------
                                           1,479,266
                                        -------------

Total Common Stocks
  (Cost $219,231,093) .................. 280,957,131
                                        -------------

PREFERRED STOCKS -- 0.3%
MEDIA - BROADCASTING
  & PUBLISHING -- 0.3%
 104,200  News Corp. Ltd. ..............     738,163
                                        -------------

Total Preferred Stocks
  (Cost $397,804) ......................     738,163
                                        -------------

Total Investments -- 95.5%
  (Cost $219,628,897)                    281,695,294
Other assets in excess of liabilities
  -- 4.5%                                 13,389,936
                                        =============
Total Net Assets -- 100.0%              $295,085,230
                                        =============
Notes to the Portfolio of Investments:
*   Non-income producing security.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Investments by Country
  American Odyssey Funds, Inc. / International Equity Fund / June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                             Percentage of
     COUNTRY                                                  Net Assets
   ------------------------------------------------------------------------

     Great Britain                                               30.2
     Switzerland                                                 13.0
     Japan                                                       12.9
     Netherlands                                                  9.5
     Germany                                                      9.1
     France                                                       6.2
     Australia                                                    4.8
     Singapore                                                    2.1
     Italy                                                        2.1
     Spain                                                        1.9
     Hong Kong                                                    1.1
     Canada                                                       0.6
     Mexico                                                       0.4
     Denmark                                                      0.4
     Thailand                                                     0.3
     Portugal                                                     0.3
     Malaysia                                                     0.3
     Philippines                                                  0.2
     Ireland                                                      0.1
                                                               -------
       Total                                                     95.5%
                                                               =======

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc./Emerging Opportunities Fund/June 30, 1998 (unaudited)
--------------------------------------------------------------------------------




Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.5%
AEROSPACE & DEFENSE -- 2.6%
 120,938  AAR Corp. ................................................. $3,575,230
 124,200  Kellstrom Industries, Inc.* ...............................  3,597,913
                                                                    ------------
                                                                       7,173,143
                                                                    ------------
APPAREL RETAILERS -- 2.2%
 102,200  AnnTaylor Stores Corp.* ...................................  2,165,363
  13,100  Brylane, Inc.* ............................................    602,600
  35,100  Claire's Stores, Inc. .....................................    719,550
 178,600  The Sports Authority, Inc.* ...............................  2,667,838
                                                                    ------------
                                                                       6,155,351
                                                                    ------------
AUTOMOTIVE -- 1.3%
  19,800  Keystone Automotive Industries, Inc.* .....................    457,875
 112,495  Republic Industries, Inc.* ................................  2,812,375
  15,000  Wabash National Corp. .....................................    386,250
                                                                    ------------
                                                                       3,656,500
                                                                    ------------
BANKING -- 1.6%
  30,500  Alliance Bancorp, Inc. ....................................    728,188
  12,600  Bank of Commerce-San Diego ................................    236,250
  25,100  Bank Plus Corporation* ....................................    307,475
  27,900  Bay Bancshares, Inc. ......................................    544,050
   9,900  Community Capital Corp.* ..................................    155,925
  53,800  IBS Financial Corp. .......................................  1,022,200
  17,100  Roslyn Bancorp, Inc. ......................................    381,544
  44,140  Sovereign Bancorp, Inc. ...................................    721,411
  22,700  Union Bancorp, Inc. .......................................    419,950
                                                                    ------------
                                                                       4,516,993
                                                                    ------------
BEVERAGES, FOOD & TOBACCO -- 0.8%
  59,800  Aquapenn Spring Water Co., Inc.* ..........................    515,775
  21,000  Armanino Foods of Distinction, Inc.* ......................     17,063
  44,450  Flowers Industries, Inc. ..................................    908,447
  53,100  Scheid Vineyards, Inc. Class A* ...........................    368,381
  27,750  Tasty Baking ..............................................    431,859
                                                                    ------------
                                                                       2,241,525
                                                                    ------------

BUILDING MATERIALS -- 1.2%
  50,500  American Residential
          Services, Inc.* ...........................................    568,125
  15,600  Associated Materials, Inc.* ...............................    208,650
  13,000  Comfort Systems USA, Inc.* ................................    303,875
 182,200  Dravo Corp.* ..............................................  1,673,963
  19,200  Group Maintenance America Corp.* ..........................    345,600
  10,000  Service Experts, Inc.* ....................................    345,000
                                                                    ------------
                                                                       3,445,213
                                                                    ------------
CHEMICALS -- 1.0%
  23,600  Calgon Carbon Corp. .......................................    234,525
  70,100  EVI Weatherford, Inc.* ....................................  2,602,463
                                                                    ------------
                                                                       2,836,988
                                                                    ------------
COMMERCIAL SERVICES -- 11.0%
 168,443  Allied Waste Industries, Inc.* ............................  4,042,604
  49,895  Ambassadors International, Inc.* ..........................  1,512,442
  59,500  American Banknote Corp.* ..................................    182,219
  68,185  American Disposal Services, Inc.* .........................  3,196,172
  28,700  ATG, Inc.* ................................................    218,838
  99,755  Budget Group, Inc. - Class A* .............................  3,185,925
  81,000  Caribiner International, Inc.* ............................  1,417,500
 112,197  Concord EFS, Inc. .........................................  2,931,147
  25,100  GTS Duratek, Inc.* ........................................    260,413
  16,200  Healthworld Corp.* ........................................    200,475
 170,100  ICF International, Inc. Class A* ..........................    372,094
  70,700  Interim Services, Inc. ....................................  2,271,238
 149,500  Laidlaw Environmental Services* ...........................    541,938
 118,800  Lo-Jack Corp.* ............................................  1,477,575
  17,400  Madison Gas & Electric Co. ................................    398,025
 191,334  Personnel Group of American, Inc. .........................  3,826,680
  81,362  Rental Service Corp.* .....................................  2,735,797
  68,100  Sotheby's, Inc. ...........................................  1,523,738


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc./Emerging Opportunities Fund/June 30, 1998 (unaudited)
--------------------------------------------------------------------------------



Shares                                                                 Value
--------------------------------------------------------------------------------

  25,700  St. Joseph Light & Power ................................. $  478,663
                                                                   -------------
                                                                     30,773,483
                                                                   -------------
COMMUNICATIONS -- 1.0%
 159,430  PairGain Technologies, Inc.* .............................  2,780,061
                                                                   -------------
COMPUTER SERVICES -- 1.8%
  84,500  BISYS Group, Inc.* .......................................  3,464,500
  11,231  Cadence Design Systems, Inc. .............................    350,969
   3,300  Gerber Scientific, Inc. ..................................     75,075
  23,800  Mentor Graphics Corp.* ...................................    251,388
  70,700  Red Brick Systems, Inc.* .................................    291,638
  44,600  Sequent Computer* ........................................    537,988
                                                                   -------------
                                                                      4,971,558
                                                                   -------------
COMPUTER SOFTWARE -- 5.6%
  41,500  Information Resources, Inc.* .............................    767,750
  68,695  Intuit, Inc.* ............................................  4,207,569
  15,300  Marcam Solutions, Inc.* ..................................    275,400
 109,417  Midway Games, Inc.* ......................................  1,709,641
 329,700  Novell, Inc.* ............................................  4,203,675
  52,500  Object Design, Inc.* .....................................    315,000
  88,133  PRI Automation, Inc.* ....................................  1,503,769
  29,600  Santa Cruz Operation, Inc.* ..............................    140,600
 145,217  Summit Design, Inc.* .....................................  2,132,875
  91,800  Versant Object Technology Corp. ..........................    367,200
                                                                   -------------
                                                                     15,623,479
                                                                   -------------
ELECTRIC UTILITIES -- 1.7%
  21,700  Cleco Corp. ..............................................    645,575
  16,700  DPL, Inc. ................................................    302,688
  10,200  Eastern Utilities Associates .............................    267,750
  14,300  Empire District Electric Co. .............................    298,513
 179,700  Niagara Mohawk Power Corp.* ..............................  2,684,269
  22,400  TNP Enterprises, Inc. ....................................    691,600
                                                                   -------------
                                                                      4,890,395
                                                                   -------------
ELECTRICAL EQUIPMENT -- 0.2%
  16,700  General Signal Corp. .....................................    601,200
                                                                   -------------

ELECTRONICS -- 3.3%
  72,470  Hutchinson Technology, Inc.* .............................  1,974,808
  98,236  PMC-Sierra, Inc.* ........................................  4,604,813
 145,720  Semtech Corp. ............................................  2,577,423
                                                                   -------------
                                                                      9,157,044
                                                                   -------------
ENTERTAINMENT & LEISURE -- 2.2%
  50,200  Bally Total Fitness Holdings Corp.* ......................  1,807,200
  66,911  King World Productions, Inc. .............................  1,706,231
  39,199  Premier Parks, Inc.* .....................................  2,611,633
                                                                   -------------
                                                                      6,125,064
                                                                   -------------
ENVIRONMENTAL CONTROLS -- 0.1%
  22,800  AIM Safety Co.* ..........................................    178,301
                                                                   -------------
FINANCIAL SERVICES -- 0.1%
  32,350  First Alliance Corp. .....................................    226,450
                                                                   -------------
FOOD RETAILERS -- 1.6%
 140,448  General Nutrition Co.,
          Inc.* ....................................................  4,371,444
                                                                   -------------
HEALTH CARE PROVIDERS -- 6.8%
 143,154  American Retirement Corp.* ...............................  2,540,984
 106,180  Atria Communities, Inc.* .................................  1,831,605
  64,166  Health Management Associates, Inc. - Class A .............  2,145,551
 288,200  Mid Atlantic Medical Services* ...........................  3,314,300
  90,289  Phycor, Inc.* ............................................  1,495,412
 101,800  Physician Reliance Network, Inc.* ........................  1,164,338
 115,892  Province Healthcare Company* .............................  3,208,760
  96,854  Sunrise Assisted Living, Inc.* ...........................  3,329,356
                                                                   -------------
                                                                     19,030,306
                                                                   -------------
HEAVY MACHINERY -- 1.9%
  32,469  Kennametal, Inc. .........................................  1,355,581
  13,700  Smith International Inc.* ................................    476,931
  34,500  Stewart & Stevenson Services, Inc. .......................    621,000
  42,700  Tokheim Corp.* ...........................................    875,350
  17,600  U.S. Filter Corp.* .......................................    493,900
  13,600  Varco International, Inc. ................................    269,450
  19,000  Watsco, Inc. .............................................    668,563

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc./Emerging Opportunities Fund/June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

  10,800  YORK International Corp. ................................. $  470,475
                                                                   -------------
                                                                      5,231,250
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES--0.3%
  22,500  American Woodmark Corp. ..................................    615,938
  17,500  Global-Tech Appliances, Inc.* ............................    251,563
                                                                   -------------
                                                                        867,501
                                                                   -------------
INSURANCE -- 2.2%
 101,000  Annuity And Life Re (Holdings), Ltd.* ....................  2,234,625
  16,800  Gryphon Holdings, Inc.* ..................................    277,200
  54,736  Hartford Life, Inc. - Class A ............................  3,116,531
  29,800  Motor Club of America* ...................................    454,450
                                                                   -------------
                                                                      6,082,806
                                                                   -------------
LODGING -- 4.3%
 104,431  CapStar Hotel Co.* .......................................  2,924,068
 287,514  Extended Stay America, Inc.* .............................  3,234,533
 142,893  Prime Hospitality Corp.* .................................  2,491,697
  72,568  Sun International Hotels Ltd.* ...........................  3,301,844
                                                                   -------------
                                                                     11,952,142
                                                                   -------------
MEDIA - BROADCASTING & PUBLISHING -- 2.5%
  31,300  Central European Media Enterprises Ltd.* .................    676,863
 110,000  Readers Digest Association, Inc. .........................  2,983,750
 130,166  USA Networks, Inc. .......................................  3,270,421
                                                                   -------------
                                                                      6,931,034
                                                                   -------------
MEDICAL & BIO-TECHNOLOGY -- 0.1%
  40,200  NeoPath, Inc.* ...........................................    288,938
  20,000  RiboGene, Inc.* ..........................................    138,750
                                                                   -------------
                                                                        427,688
                                                                   -------------
MEDICAL SUPPLIES -- 0.6%
 104,465  Schick Technologies, Inc.* ...............................  1,612,678
                                                                   -------------
METALS -- 3.6%
   6,958  Alumax, Inc. .............................................    322,677
  73,400  Armco, Inc.* .............................................    467,925
 266,600  Battle Mountain Gold Co. .................................  1,582,938
  60,300  Birmingham Steel Corp. ...................................    746,213
  66,200  Cambior, Inc. ............................................    388,925
  27,000  Cyprus Amax Minerals Co. .................................    357,750
  74,200  Hecla Mining Co.* ........................................    394,188
 117,200  Homestake Mining Co. .....................................  1,215,950
  25,300  Howmet International, Inc.* ..............................    379,500
  95,800  Kaiser Aluminum Corp.* ...................................    916,088
  26,400  LTV Corp. ................................................    252,450
  54,700  Newmont Mining Corp. .....................................  1,292,288
 393,200  TVX Gold, Inc.* ..........................................  1,204,175
  33,900  Worthington Industries, Inc. .............................    510,619
                                                                   -------------
                                                                     10,031,686
                                                                   -------------
OIL & GAS DISTRIBUTION -- 1.1%
  23,400  Eastern Enterprises ......................................  1,003,275
  17,300  MarketSpan Corporation* ..................................    517,919
  19,200  MCN Energy Group Inc. ....................................    477,600
   7,200  NICOR, Inc. ..............................................    288,900
  10,600  Peoples Energy Corp. .....................................    409,425
  15,400  Washington Gas Light Co. .................................    411,950
                                                                   -------------
                                                                      3,109,069
                                                                   -------------
OIL & GAS EXPLORATION -- 9.5%
  80,700  Barrett Resources Corp.* .................................  3,021,206
  15,100  Bellwether Exploration Co.* ..............................    117,969
  41,200  Devon Energy Corp. .......................................  1,439,425
 385,900  EEX Corporation* .........................................  3,617,813
  91,800  Forest Oil Corp.* ........................................  1,313,888
 100,800  HS Resources, Inc.* ......................................  1,467,900
  23,200  Nuevo Energy Co.* ........................................    745,300
 233,700  Oryx Energy Co.* .........................................  5,170,613
 118,300  Pioneer Natural Resources Co. ............................  2,824,413
 308,600  Santa Fe Energy Resources, Inc. ..........................  3,317,450
 152,900  Seagull Energy Corp.* ....................................  2,532,406
  38,600  Snyder Oil Corp. .........................................    769,588
  39,000  Titan Exploration, Inc.* .................................    346,125
                                                                   -------------
                                                                     26,684,096
                                                                   -------------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc./Emerging Opportunities Fund/June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------



Shares                                                               Value
--------------------------------------------------------------------------------

OIL & GAS FIELD SERVICES -- 7.2%
  17,400  BJ Services Co. ........................................ $  505,688
  26,500  Cliffs Drilling Co.* ...................................    869,531
  73,700  Global Marine, Inc.* ...................................  1,377,269
  40,200  Hanover Compressor Co.* ................................  1,087,913
  14,600  Helmerich & Payne, Inc. ................................    324,850
  13,400  Marine Drilling Company, Inc.* .........................    214,400
  25,200  Nabors Industries, Inc* ................................    499,275
 200,660  Ocean Energy, Inc.* ....................................  3,925,411
 186,700  Oceaneering International, Inc.* .......................  3,313,925
  62,500  Parker Drilling Co.* ...................................    441,406
  52,400  Petroleum Geo-Services ADR .............................  1,598,200
 126,660  Precision Drilling Corp. ...............................  2,485,703
  90,400  Pride International, Inc.* .............................  1,531,150
  52,292  R&B Falcon Corp.* ......................................  1,183,107
  14,400  UTI Energy Corp. .......................................    185,400
  44,300  Western Gas Resources, Inc. ............................    647,888
                                                                 -------------
                                                                   20,191,116
                                                                 -------------
PHARMACEUTICALS -- 4.4%
  62,800  Alpharma, Inc. .........................................  1,381,600
  42,600  Carter-Wallace .........................................    769,463
  22,700  Fuisz Technologies, Ltd* ...............................    246,863
  43,500  Kos Pharmaceuticals, Inc.* .............................    440,438
  55,200  Matrix Pharmaceuticals, Inc.* ..........................    241,500
  99,600  Mylan Labs, Inc. .......................................  2,994,225
 314,357  PharMerica, Inc.* ......................................  3,791,931
 106,458  ViroPharma, Inc.* ......................................  2,475,149
                                                                 -------------
                                                                   12,341,169
                                                                 -------------
REAL ESTATE -- 0.5%
  54,500  Atlantic Gulf Communities* .............................    112,406
   6,200  Clarion Commercial Holdings, Inc. - Class A ............     95,325
  19,300  Heartland Partners LP ..................................    342,575

   6,800  Storage USA, Inc. REIT ................................. $  238,000
  13,400  Trizec Hahn Corp. ......................................    287,263
  14,900  Washington Real Estate Investment Trust ................    258,888
                                                                 -------------
                                                                    1,334,457
                                                                 -------------
RESTAURANTS -- 3.1%
  91,500  Brinker International, Inc.* ...........................  1,761,375
  30,300  CKE Restaurants, Inc. ..................................  1,249,875
  15,900  Friendly Ice Cream Corp.* ..............................    268,313
  85,604  Mortons Restaurant Group, Inc.* ........................  2,059,846
  82,304  Outback Steakhouse, Inc.* ..............................  3,209,856
  71,900  Shoney's, Inc.* ........................................    251,650
                                                                 -------------
                                                                    8,800,915
                                                                 -------------
RETAILERS -- 5.7%
 133,456  Central Garden & Pet Co.* ..............................  4,153,818
  44,900  Homebase, Inc. .........................................    356,394
 102,578  Linens n Things, Inc. ..................................  3,135,040
  44,900  Marker International* ..................................     84,188
  57,000  Michaels Stores* .......................................  2,011,028
  25,400  Pier 1 Imports, Inc. ...................................    606,425
 117,149  Renters Choice, Inc.* ..................................  3,324,103
  56,127  Trans World Entertainment Corp. ........................  2,420,477
                                                                 -------------
                                                                   16,091,473
                                                                 -------------
TELEPHONE SYSTEMS -- 0.2%
  30,700  Century Communications Corp.* ..........................    575,625
                                                                 -------------
TEXTILES, CLOTHING & FABRICS-- 0.4%
  25,800  Osh Kosh B Gosh Class A ................................  1,148,100
                                                                 -------------
TRANSPORTATION -- 1.8%
  46,448  Coach USA, Inc.* .......................................  2,119,190
  34,700  Halter Marine Group, Inc. ..............................    522,669
  23,700  Kirby Corp.* ...........................................    598,425
  69,000  Offshore Logistics, Inc.* ..............................  1,224,750
  30,300  Transport Corporation of America, Inc.* ................    499,950
  10,400  Willis Lease Finance Corp.* ............................    237,900
                                                                 -------------
                                                                    5,202,884
                                                                 -------------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc./Emerging Opportunities Fund/June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------



Shares                                                                  Value
--------------------------------------------------------------------------------

Total Investments -- 95.5%
  (Cost $278,672,414)                                               $267,370,187
Other assets in excess of liabilities -- 4.5%                         12,668,816
                                                                    ------------
Total Net Assets-- 100.0%                                           $280,039,003
                                                                    ============
Notes to the Portfolio of Investments:
REIT - Real Estate Investment Trust
ADR - American Depository Receipt
* Non-income producing security.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Core Equity Fund / June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.3%
AIRLINES -- 3.5%
 101,400  AMR Corp. ...............................................  $ 8,441,550
  62,800  Delta Air Lines, Inc. ...................................    8,116,900
                                                                   -------------
                                                                      16,558,450
                                                                   -------------
AUTOMOTIVE -- 2.7%
 210,700  Ford Motor Co. ..........................................   12,431,299
                                                                   -------------
BANKING -- 12.7%
  55,231  Associates First Capital.................................    4,245,883
          Corp. ........................
 131,100  BankAmerica Corp. .......................................   11,331,956
  30,900  Bankers Trust New York Corp. ............................    3,586,331
 158,456  Chase Manhattan Corp. ...................................   11,963,427
 112,200  Fleet Financial Group, Inc. .............................    9,368,700
 101,300  H.F. Ahmanson & Co. .....................................    7,192,300
 156,375  Nationsbank Corp. .......................................   11,962,687
                                                                   -------------
                                                                      59,651,284
                                                                   ------------
BEVERAGES, FOOD & TOBACCO-- 4.4%
 141,100  Anheuser-Busch Co., Inc. ................................    6,658,156
 214,400  Conagra, Inc. ...........................................    6,793,800
 171,400  Pepsico, Inc. ...........................................    7,059,538
                                                                   -------------
                                                                      20,511,494
                                                                   -------------
CHEMICALS -- 0.6%
  41,600  Eastman Chemical Co. ....................................    2,589,600
                                                                   -------------
COMMUNICATIONS -- 1.6%
 181,700  SBC Communications, Inc. ................................    7,268,000
                                                                   -------------
COMPUTER SOFTWARE
  & PROCESSING -- 1.9%
 227,198  Electronic Data
          Systems Corp. ...........................................    9,087,920
                                                                   -------------
COMPUTERS & INFORMATION -- 4.2%
 185,600  Compaq Computer .........................................    5,266,400
  64,000  Hewlett Packard Co. .....................................    3,832,000
  91,600  IBM Corp. ...............................................   10,516,825
                                                                   -------------
                                                                      19,615,225
                                                                   -------------
ELECTRIC UTILITIES -- 6.2%
 121,700  Consolidated Edison, Inc. ...............................    5,605,806

 130,100  Edison International ....................................    3,846,081
  71,500  FPL Group, Inc. .........................................    4,504,500
 261,400  PacifiCorp ..............................................    5,914,175
 298,885  PG&E Corp. ..............................................    9,433,558
                                                                   -------------
                                                                      29,304,120
                                                                   -------------
ELECTRICAL EQUIPMENT -- 1.6%
  83,100  General Electric Co. ....................................    7,562,100
                                                                   -------------
ELECTRONICS -- 2.1%
  97,500  Xerox Corp. .............................................    9,908,438
                                                                   -------------
ENTERTAINMENT & LEISURE -- 4.1%
 196,800  Carnival Corp. A ........................................    7,798,200
  94,570  Eastman Kodak Co. .......................................    6,909,521
 121,000  Hasbro, Inc. ............................................    4,756,813
                                                                   -------------
                                                                      19,464,534
                                                                   -------------
FINANCIAL SERVICES -- 5.5%
 149,400  Federal National
          Mortgage Association ....................................    9,076,050
 180,524  Morgan Stanley, Dean Witter
          and Co. .................................................   16,495,380
                                                                   -------------
                                                                      25,571,430
                                                                   -------------
FOREST PRODUCTS & PAPER -- 1.0%
 114,400  International Paper Co. .................................    4,919,200
                                                                   -------------
HEALTH CARE PROVIDERS -- 1.4%
 230,100  Columbia/HCA
          Healthcare Corp. ........................................    6,701,663
                                                                   -------------
HEAVY CONSTRUCTION -- 0.6%
 130,200  Foster Wheeler Corp. ....................................    2,791,163
                                                                   -------------
HEAVY MACHINERY -- 0.5%
  40,700  Caterpiller Tractor, Inc. ...............................    2,152,013
                                                                   -------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES
  -- 1.8%
 124,300  Whirlpool Corp. .........................................    8,545,625
                                                                   -------------
INSURANCE -- 7.3%
 109,300  Aetna, Inc. .............................................    8,320,463
 105,283  Allstate Corp. ..........................................    9,639,975


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Core Equity Fund / June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

  48,800  Hartford Financial Services
          Group, Inc. .............................................. $ 5,581,500
  38,600  TransAmerica Corp. .......................................   4,443,825
 102,868  Travelers Group, Inc.(a) .................................   6,236,373
                                                                    ------------
                                                                      34,222,136
                                                                    ------------
MEDIA - BROADCASTING
  & PUBLISHING -- 5.9%
 307,600  MediaOne Group, Inc.* ....................................  13,515,174
  73,700  Time Warner, Inc. ........................................   6,296,744
 113,500  Tribune Co. ..............................................   7,810,219
                                                                    ------------
                                                                      27,622,137
                                                                    ------------
MEDICAL SUPPLIES -- 1.2%
 107,500  Baxter International, Inc. ...............................   5,784,844
                                                                    ------------
METALS -- 0.9%
  75,900  Reynolds Metals Co. ......................................   4,245,656
                                                                    ------------
OIL & GAS -- 8.2%
 117,200  Amerada Hess Corp. .......................................   6,365,425
  58,400  Atlantic Richfield Co. ...................................   4,562,500
  64,200  Coastal Corp. ............................................   4,481,963
 157,100  Exxon Corp. ..............................................  11,203,194
  65,800  Mobil Corp. ..............................................   5,041,925
 113,700  Texaco, Inc. .............................................   6,786,469
                                                                    ------------
                                                                      38,441,476
                                                                    ------------
PHARMACEUTICALS -- 3.2%
  63,000  Bristol Myers Squibb Co. .................................   7,241,063
  86,100  Schering Plough Corp. ....................................   7,888,913
                                                                    ------------
                                                                      15,129,976
                                                                    ------------
RETAILERS -- 4.5%
 128,384  Federated Department
          Stores, Inc.* ............................................   6,908,664
 119,400  J.C. Penney Co., Inc. ....................................   8,634,113
  93,100  Sears Roebuck & Co. ......................................   5,684,919
                                                                    ------------
                                                                      21,227,696
                                                                    ------------
TELEPHONE SYSTEMS -- 9.1%
 208,900  AT&T Corp. ...............................................  11,933,412
 253,356  Bell Atlantic Corp. ......................................  11,559,367
 121,359  GTE Corporation ..........................................   6,750,594

 253,500  WorldCom, Inc.* ..........................................$ 12,278,905
                                                                    ------------
                                                                      42,522,278
                                                                    ------------

TRANSPORTATION -- 1.6%
  50,800  FMC Corp.* ...............................................   3,463,925
 125,200  Ryder System .............................................   3,951,625
                                                                    ------------
                                                                       7,415,550
                                                                    ------------

Total Investments -- 98.3%
  (Cost $330,876,595)............................................... 461,245,307
Other assets in excess of liabilities...............................   7,847,095
  -- 1.7%
                                                                    ============
Total Net Assets-- 100.0%...........................................$469,092,402
                                                                   =============

Notes to the Portfolio of Investments:
(a) An affiliate of American Odyssey Funds
    Management Inc. Received in exchange
    for Salomon Brothers stock upon
    acquisition by Travelers Group Inc.
*   Non-income producing security.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


Principal
Amount                                      Value
-----------------------------------------------------

FOREIGN OBLIGATIONS -- 10.4%

Corporate Debt
$   600,000   Comtel Brasileira
              Ltd., 144A, (Yankee)
              10.750%, 09/26/04 ........ $   555,000
  3,500,000   Petroleos Mexicanos,
              (Yankee)
              8.850%, 09/15/07 .........   3,478,895
  1,000,000   Sears Overseas Finance,
              Step Up
              0.000%, 07/12/98 .........     999,110
  2,300,000   Sumitomo Bank Treasury
              144A, Variable Rate
              9.400%, 12/29/49 .........   2,285,832
  2,021,730   YPF Sociedad Anonima,
              (Yankee)
              7.000%, 10/26/02 .........   2,031,758
                                        -------------
                                           9,350,595
                                        -------------
Government Obligations
    910,000   Ministry of Finance
              Russia, 144A
              12.750%, 06/24/28 ........     792,337
  2,000,000   Quebec Province
              (Yankee)
              5.670%, 02/27/26 .........   2,125,920
  3,220,500   Republic of Argentina,
              Variable Rate
              6.625%, 03/31/05 .........   2,849,659
    703,000   Republic of Argentina
              Series FRB, Variable Rate
              6.313%, 03/31/05 .........     621,033
  4,223,164   Republic of Brazil - C
              Bond, Variable Rate
              8.000%, 04/15/14 .........   3,103,853
  2,856,000   Republic of Brazil -
              Industrial, Variable rate
              6.875%, 01/01/01 .........   2,766,893
  3,780,000   Republic of Korea
              8.875%, 04/15/08 .........   3,436,844
                                        -------------
                                          15,696,539
                                        -------------

Total Foreign Obligations
  (Cost $25,411,965) ...................$ 25,047,134
                                        -------------

MUNICIPAL OBLIGATIONS -- 0.2%

Municipal Obligations
$   600,000   Long Island Power
              Authority Revenue Bond
              5.125%, 12/01/22 .........     593,376
                                         ------------

Total Municipal Obligations
  (Cost $585,705) ......................     593,376
                                        -------------

U.S. CORPORATE OBLIGATIONS -- 19.3%

Asset Backed and Mortgage Backed
  1,020,000   Nomura Assets Securities
              Corp., REMIC
              7.120%, 04/13/36 .........   1,081,470
                                         ------------
Corporate Bonds & Notes
  2,000,000   Associates Corporation of
              North America
              8.150%, 08/01/09 .........   2,295,660
  1,000,000   Cit Group Holdings
              8.375%, 11/01/01 .........   1,067,380
  1,500,000   Citicorp Capital I
              7.933%, 02/15/27 .........   1,631,805
  1,350,000   Commonwealth Edison Co.
              8.375%, 02/15/23 .........   1,458,513
    500,000   Commonwealth Edison Co.
              8.625%, 02/01/22 .........     542,650
    400,000   Dean Witter
              Discover & Co.
              6.250%, 03/15/00 .........     401,676
  2,500,000   Ford Motor Co.
              7.700%, 05/15/69 .........   2,853,650
  2,000,000   Ford Motor Credit Corp.
              5.750%, 01/25/01 .........   1,986,960
    350,000   General Motors
              Acceptance Corp.
              9.625%, 12/15/01 .........     387,335

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------


Principal
Amount                                      Value
-----------------------------------------------------

$ 4,700,000   General Motors
              Acceptance Corp. - Units
              0.000%, 06/15/15 ......... $ 1,530,414
    359,345   GG1B Funding Corp.
              7.430%, 01/15/11 .........     361,055
    550,000   IBJ Preferred Cap L.L.C.,
              144A, Variable Rate
              8.790%, 12/29/49 .........     502,233
  2,000,000   International Paper Co.
              7.000%, 06/01/01 .........   2,039,340
  2,000,000   JP Morgan Co.,
              Variable Rate
              6.000%, 02/15/12 .........   1,852,600
  1,500,000   JPM Capital Trust I
              7.540%, 01/15/27 .........   1,557,135
  2,000,000   Lockheed Martin
              6.850%, 05/15/01 .........   2,042,380
    600,000   Loews Corp.
              7.625%, 06/01/23 .........     609,978
    700,000   NBD Bank N.A.
              8.250%, 11/01/24 .........     840,721
    600,000   News America Holdings
              8.250%, 10/17/46 .........     682,314
    400,000   News America Inc.
              6.750%, 01/09/38 .........     417,640
  1,400,000   News America, Inc., 144A
              7.125%, 04/08/28 .........   1,394,680
    900,000   Niagara Mohawk Power
              Series G
              7.750%, 10/01/08 .........     918,900
    900,000   Niagara Mohawk Power
              Series H, Step Up
              0.000%, 07/01/10 .........     612,540
  2,000,000   Niagara Mohawk
              Power Corp.
              7.750%, 05/15/06 .........   2,139,760
    740,000   Philip Morris Co., Inc.
              7.000%, 07/15/05 .........     757,057
$ 1,600,000   Republic of New York Corp.
              7.200%, 07/15/47 ......... $ 1,720,768
  2,000,000   RJR Nabisco, Inc.
              6.850%, 06/15/05 .........   2,005,980
    200,000   RJR Nabisco, Inc.
              8.500%, 07/01/07 .........     207,662
    380,000   RJR Nabisco, Inc.
              8.750%, 08/15/05 .........     396,291
  2,000,000   Southern California Edison
              6.500%, 06/01/01 .........   2,029,260
    400,000   Southern Union Co.
              7.600%, 02/01/24 .........     424,692
    950,000   TCI Communications, Inc.
              8.750%, 08/01/15 .........   1,143,724
  1,860,000   TCI Communications, Inc.
              9.650%, 03/31/27 .........   2,278,444
    800,000   Telecommunications, Inc.
              7.875%, 08/01/13 .........     892,824
  2,000,000   Time Warner Entertainment
              8.375%, 03/15/23 .........   2,342,620
  1,000,000   Time Warner Entertainment
              8.375%, 07/15/33 .........   1,182,210
                                        -------------
                                          45,508,851
                                        -------------

Total U.S. Corporate Obligations
  (Cost $43,236,816) ...................  46,590,321
                                        -------------

U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS --67.0%
U.S. Governmnt Agency Mortgage Backed
  Obligations
  8,314,048   Federal Home Loan
              Mortgage Corp.
              7.000%, 01/01/26 .........   8,449,084
 20,604,508   Federal National
              Mortgage Association
              6.500%, 09/01/27 .........  20,523,739

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------


Principal
Amount                                      Value
-----------------------------------------------------

$11,054,308   Federal National
              Mortgage Association
              6.500%, 03/01/28 ......... $11,019,675
 14,276,221   Federal National
              Mortgage Association
              7.000%, 01/01/28 .........  14,480,085
  9,932,411   Federal National
              Mortgage Association
              7.000%, 03/01/28 .........  10,074,246
    910,071   Federal National
              Mortgage Association
              7.000%, 04/01/28 .........     923,067
    745,964   Federal National
              Mortgage Association
              8.500%, 12/01/26 .........     778,600
  1,877,143   Federal National
              Mortgage Association
              8.500%, 07/01/27 .........   1,959,268
    955,288   Federal National
              Mortgage Association
              6.000%, 02/01/26 .........     932,371
    965,150   Federal National
              Mortgage Association
              6.000%, 11/01/27 .........     941,996
    195,193   Government National
              Mortgage Association
              9.500%, 09/15/30 .........     207,088
                                        -------------
                                          70,289,219
                                        -------------
U.S. Government Agency Obligations
  3,000,000   Federal Home Loan Bank
              5.920%, 06/29/00 .........   3,016,410
  3,000,000   Federal Home Loan Bank
              6.285%, 07/28/00 .........   3,037,020
  3,000,000   Federal Home Loan
              Mortgage Corp.
              6.783%, 08/18/05 .........   3,167,820
  3,000,000   Federal National
              Mortgage Association
              6.140%, 11/25/05 .........   3,084,510
$20,000,000   Resolution Funding Corp.,
              TIGR Coupon Strip
              0.000%, 01/15/11 ......... $ 9,723,600
 15,000,000   Resolution Funding Corp.,
              TIGR Principal Strip
              0.000%, 01/15/30 .........   2,346,150
                                        -------------
                                          24,375,510
                                        -------------
U.S. Treasury Bonds
    502,320   3.625%, 04/15/28 II.......     496,197
  7,670,000   6.375%, 08/15/27 .........   8,422,580
                                        -------------
                                           8,918,777
                                        -------------
U.S. Treasury Notes
 10,461,018   3.461%, 01/15/07 II ......  10,130,868
 12,092,356   3.646%, 01/15/08 II ......  11,960,090
  1,207,350   3.678%, 07/15/02 II.......   1,194,142
  1,410,000   5.500%, 02/28/03 .........   1,408,900
 16,500,000   5.625%, 12/31/02 .........  16,572,104
    100,000   5.625%, 11/30/00 .........     100,219
  3,670,000   5.750%, 10/31/02 .........   3,699,800
    700,000   5.750%, 11/30/02 .........     705,796
    390,000   5.750%, 04/30/03 .........     393,838
  1,300,000   6.625%, 07/31/01 .........   1,339,403
                                        -------------
                                          47,505,160
                                        -------------
U.S. Treasury Principal Strip
  5,000,000   0.000%, 02/15/19 .........   1,545,350
 34,000,000   0.000%, 11/15/21 .........   8,945,740
                                        -------------
                                          10,491,090
                                        -------------

Total U.S. Government and Agency
 Obligations
 (Cost $159,004,016) ................    161,579,756
                                        -------------

PURCHASED OPTIONS -- 0.0%*
    162,500   Euro $ Future Call,
              Expires September 98,
              Strike Price 94.5.........       3,250
    141,000   U.S. 5-Year Note Call
              Sept. 98..................      26,438

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------


Principal
Amount                                      Value
-----------------------------------------------------

Total Purchased Options
  (Cost $59,639) .....................  $     29,688
                                        -------------


SHORT-TERM INVESTMENTS -- 0.9%
U.S. Treasury Bills
$ 2,200,000   U.S. Treasury Bill
              5.120%, 09/03/98 .......     2,179,975
                                        -------------

Total Short-Term Investments
  (Cost $2,179,975) ..................     2,179,975
                                        -------------

Total Investments -- 97.8%
  (Cost $230,478,116)                    236,020,250
Other assets in excess of liabilities
  -- 2.2%                                  5,277,882
                                        =============
Total Net Assets-- 100.0%               $241,298,132
                                        =============
Notes to the Portfolio of Investments:
REMIC -- Real Estate Mortgage Investment Conduit
Yankee -- U.S. Dollar denominated bonds issued by non-U.S.
 companies in the U.S.
144A - Securities restricted for resale to Qualified
 Institutional Buyers
II - Inflation Indexed
Variable rate -- The rates shown on variable rate securities reflect the current interest rate at June 30, 1998, which are subject to change based upon the terms of the security, including varying reset dates.
*  Less than 0.0%.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------

FOREIGN OBLIGATIONS -- 17.4%
Corporate Debt
$ 5,000,000   Telecom Corporation of
              New Zealand, Ltd. - 144A
              6.250%, 02/10/03 ....................................  $ 5,001,595
  5,700,000   United Utilities Plc,
              (Yankee)
              6.450%, 04/01/08 ....................................    5,793,970
                                                                   -------------
                                                                      10,795,565
                                                                   -------------
Government Obligations
  5,000,000   Manitoba Province,
              (Yankee)
              6.750%, 03/01/03 ....................................    5,152,850
  5,000,000   Republic of Panama (Euro)
              7.875%, 02/13/02 ....................................    4,918,965
                                                                   -------------
                                                                      10,071,815
                                                                   -------------

Total Foreign Obligations
  (Cost $20,811,015) ..............................................   20,867,380
                                                                   -------------

U.S. CORPORATE OBLIGATIONS -- 31.1%
Corporate Bonds & Notes
  3,000,000   Columbia/HCA
              Healthcare Corp.
              6.870%, 09/15/03 ....................................    2,919,000
  1,500,000   Columbia/HCA
              Healthcare Corp.
              8.700%, 02/10/10 ....................................    1,612,155
  5,500,000   CSX Corp.
              7.250%, 05/01/04 ....................................    5,729,845
  3,000,000   Nationwide Health
              Properties
              6.900%, 10/01/37 ....................................    3,087,561
  5,000,000   Niagara Mohawk Power
              Series F
              7.625%, 10/01/05 ....................................    5,028,500
  4,200,000   Philip Morris Co., Inc.
              6.950%, 06/01/06 ....................................    4,341,721
  4,000,000   Praxair, Inc.
              6.150%, 04/15/03 ....................................    4,001,640
  5,000,000   RJR Nabisco, Inc.
              6.700%, 06/15/02 ....................................    5,037,750
  5,500,000   Tommy Hilfiger Corp.
              6.500%, 06/01/03 ....................................    5,495,160
                                                                   -------------
                                                                      37,253,332
                                                                   -------------

Total U.S. Corporate Obligations
  (Cost $37,065,128) ..............................................   37,253,332
                                                                   -------------

U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS -- 43.4%
U.S. Treasury Notes
 16,000,000   5.625%, 11/30/99 ....................................   16,020,000
  5,000,000   5.750%, 11/15/00 ....................................    5,026,560
 10,000,000   6.250%, 08/31/02 ....................................   10,262,500
 20,000,000   6.625%, 06/30/01 ....................................   20,584,400
                                                                   -------------
                                                                      51,893,460
                                                                   -------------

Total U.S. Government and Agency
  Obligations
  (Cost $51,889,667) ..............................................   51,893,460
                                                                   -------------

SHORT-TERM INVESTMENTS -- 7.2%
Commercial Paper
  2,550,000   Eaton Corp.
              6.250%, 07/01/98 ....................................    2,549,557
  5,010,000   Prudential Funding Corp.
              6.000%, 07/01/98 ....................................    5,009,165
  1,000,000   Southern New England
              Telecom Corp.
              5.550%, 07/20/98 ....................................      995,221
                                                                   -------------
                                                                       8,553,943
                                                                   -------------

Total Short-Term Investments
  (Cost $8,553,943) ...............................................    8,553,943
                                                                   -------------

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  Portfolio of Investments
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / June 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------

Total Investments -- 99.1%
  (Cost $118,319,753)                                               $118,568,115
Other assets in excess of liabilities -- 0.9%                          1,071,647
                                                                   -------------
Total Net Assets-- 100.0%                                           $119,639,762
                                                                   =============
Notes to the Portfolio of Investments:
144A -- Securities restricted for resale to Qualified
  Institutional Buyers
Yankee -- U.S. Dollar denominated bonds issued by
  non-U.S. companies in the U.S.
Euro -- Bonds issued offshore that pay interest and principal in U.S. Dollars.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Notes to Financial Statements
 American Odyssey Funds, Inc. / June 30, 1998 (unaudited)
--------------------------------------------------------------------------------


NOTE 1.  Organization
American Odyssey Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds (the "Fund(s)"): Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund. Prior to May 1, 1998, the Global High-Yield Bond Fund was named the Short-Term Bond Fund and had a substantially different investment objective and investment program. Shares of the Funds are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, as permitted by Treasury regulations; and insurance companies and their affiliates.

NOTE 2.  Significant Accounting Policies
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a)  Securities Valuation
Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors. Futures contracts and options are valued based upon their quoted daily settlement prices.

b)  Off Balance Sheet Risk
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The primary risks associated with the use of these financial instruments for hedging purposes are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments,
(b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amount recognized in the Statement of Assets and Liabilities.

c)  Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses are incurred. Gains and losses are realized upon the expiration or closing of the futures contract.

d)  Options
The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. The current market value of a purchased option is the last reported sale price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

e)  Forward Foreign Currency Contracts
The International Equity Fund may enter into forward foreign currency contracts to manage its exposure to fluctuations in certain foreign currency values. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values and interest rates.

f)  Repurchase Agreements
The Funds may enter into repurchase agreements (on an individual Fund basis or in conjunction with the other Funds) with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with a custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g)  Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

h)  Organization Expenses
Organization expenses totaling $147,450 were deferred and amortized on a straight-line basis through May 29, 1998.

i)  Taxes
It is the Company's policy to comply with the provisions of the Internal Revenue Code applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

j)  Distributions
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 1997. Distributions which were the result of permanent differences between book and tax rules, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified to additional paid-in capital, undistributed net investment income and accumulated net realized gain on investments, futures contracts, option contracts and foreign currency transactions.

k)  Securities Transactions
Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

NOTE 3. Management, Subadvisory, and Transfer Agency Agreements and Transactions with Affiliates
The Company has entered into a management agreement with American Odyssey Funds Management, Inc. (AOFM), pursuant to which AOFM manages the investment operations of the Company and administers the Company's affairs. AOFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. AOFM supervises the subadvisors' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. AOFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadvisor(s) directly. Prior to May 1, 1998, the Manager paid each of the subadvisors out of the fees it received from the Funds. The Manager's fees at that time were equal to an annual rate of the amount the Manager paid each subadvisor plus 0.25% of each Fund's average net assets.

AOFM's management fees for the period January 1, 1998 to April 30, 1998 were $2,595,046, of which $1,455,406 was paid to the subadvisors. AOFM's management fees for the period May 1, 1998 to June 30, 1998 were $610,933.

Each Fund pays its subadvisor (or, for any Fund with more than one subadvisor, each of its subadvisers) a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor. On May 1, 1998 Chartwell Investment Partners replaced Wilke/Thompson Capital Management, Inc. ("Wilke/Thompson") as one of the two subadvisers for the Emerging Opportunities Fund. BEA Associates began serving as subadvisor for the Global High-Yield Bond Fund, formerly the Short-Term Bond Fund, effective May 1, 1998.


Fund & Subadvisor                                                                Subadvisor's Fee
------------------------------------------------------         ------------------------------------------------------

Global High-Yield Bond Fund
- BEA Associates                                               .  0.425% of assets

International Equity Fund
- Bank of Ireland Asset Management (U.S.) Limited              .  0.45% for first $50 million in assets, plus
                                                               .  0.40% for next $50 million in assets, plus
                                                               .  0.30% for assets over $100 million

Emerging Opportunities Fund
- Chartwell Investment Partners                                .  0.70% for the first $50 million in assets, plus
                                                               .  0.50% for the next $50 million in assets, plus
                                                               .  0.45% for assets over $100 million
- Cowen Asset Management                                       .  0.50% for the first $50 million in assets, plus
                                                               .  0.45% for the next $50 million in assets, plus
                                                               .  0.40% for assets over $100 million

Core Equity Fund
- Equinox Capital Management, LLC                              .  0.35% for first $100 million in assets, plus
                                                               .  0.30% for assets over $100 million

Long-Term Bond Fund
- Western Asset Management Company                             .  0.25% for the first $250 million in assets, plus
                                                               .  0.15% for assets over $250 million

Intermediate-Term Bond Fund
- Travelers Asset Management
    International Corporation                                  .  0.25% for the first $100 million in assets, plus
                                                               .  0.20% for the first $100 million in assets, plus
                                                               .  0.15% for assets over $200 million

On May 1, 1998 Chartwell Investment Partners replaced Wilke/Thompson as a subadvisor of the Emerging Opportunities Fund. Prior to this day Wilke/Thompson was paid .40% for the first $100 million in assets allocated to Wilke/Thompson and .30% for assets over $100 million allocated to Wilke/Thompson. For the period January 1, 1998 to April 30, 1998, Smith Graham was subadvisor of the Short-Term Bond Fund. Smith Graham was paid .25% for the first $100 million in assets and .15% for assets over $100 million.

The Company has entered into a transfer agency agreement with AOFM pursuant to which AOFM is responsible for shareholders' record keeping and communications. AOFM does not currently charge any additional fees for these services.

Travelers Asset Management International Corporation, an affiliate of AOFM, serves as subadvisor for the Intermediate-Term Bond Fund.

NOTE 4.  Directed Brokerage Arrangements
The International Equity Fund, Emerging Opportunities Fund and Core Equity Fund have entered into brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for fund brokerage so allocated.

Under these arrangements for the six months ended June 30, 1998, broker-dealers paid custodian expenses for the International Equity Fund and the Core Equity Fund of $17,868 and $94,511, respectively.

NOTE 5.  Securities Transactions
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the six months ended June 30, 1998, were:

                                      Global                            Emerging                                      Intermediate-
                                    High-Yield     International      Opportunities     Core Equity     Long-Term         Term
                                     Bond Fund      Equity Fund           Fund             Fund         Bond Fund       Bond Fund
                                   ------------     ------------     --------------   --------------   ------------   ------------
Purchases:
  Government .................     $ 31,940,879     $     -          $      -          $     -         $300,412,241     $ 93,064,097
  Non-Government .............       73,442,240       52,332,910        252,088,365      117,354,643     24,432,656      100,456,216
                                   ------------     ------------     --------------     ------------   ------------     ------------

  Total ......................     $105,383,119     $ 52,332,910     $  252,088,365     $117,354,643   $324,844,897     $193,520,313
                                   ============     ============     ==============     ============   ============     ===========
Sales:
  Government .................     $ 63,633,523     $    -          $      -          $      -         $281,459,818     $ 70,882,227
  Non-Government .............       23,959,773       30,022,542        232,224,219      125,274,428      9,726,637      102,486,071
                                   ------------     ------------     --------------   --------------   ------------     -----------
  Total ......................     $ 87,593,296     $ 30,022,542     $  232,224,219   $  125,274,428   $291,186,455     $173,368,298
                                   ============     ============     ==============   ==============   ============     ============


At June 30, 1998, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                Global                            Emerging                                            Intermediate-
                              High-Yield      International     Opportunities       Core Equity       Long-Term          Term
                              Bond Fund       Equity Fund           Fund               Fund           Bond Fund         Bond Fund
                            -------------     -------------     -------------     -------------     -------------     ------------
Federal Income Tax Cost     $  74,253,902     $ 219,628,897     $ 278,672,414     $ 330,876,595     $ 228,298,141     $ 109,765,80
                            =============     =============     =============     =============     =============     ============
Gross Unrealized
  Appreciation .........          364,717        78,844,577        14,976,463       137,841,206         6,448,891          438,759
Gross Unrealized
  (Depreciation) .......       (1,013,482)      (16,778,180)      (26,278,690)       (7,472,494)         (906,757)        (190,397)
                            -------------     -------------     -------------     -------------     -------------     ------------
Net Unrealized
  Appreciation .........    $    (648,765)    $  62,066,397     $ (11,302,227)    $ 130,368,712     $   5,542,134     $    248,362
                            =============     =============     =============     =============     =============     ============

NOTE 6.  Futures Contracts
At June 30, 1998, the Long-Term Bond Fund had entered into the following futures contracts:

                                                                                                       Unrealized
    Number                              Underlying            Expiration    Nominal       Nominal    Appreciation/
 of Contracts    Face Value             Securities               Date        Cost          Value     (Depreciation)
---------------  -----------  ------------------------------- -----------  ----------    ----------  ---------------
Short Position
---------------
         30     $   300,000     5 Year U.S. Treasury Note       9/30/98   $ 3,301,884   $ 3,290,625    $    11,259
        105      10,500,000     U.S. Long-Term Treasury Bond    9/30/98    12,918,588    12,977,344        (58,756)
                                                                                                       -----------
                                Total:                                                                 $   (47,497)
                                                                                                       ===========

      At June 30, 1998, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

NOTE 7. Written Options
The Long Term Bond Fund's activity in written options during the six months ended June 30, 1998 was as follows:

                                                                                    Number of
                                                                                     Options      Premiums
                                                                                    ----------  -------------
Options Outstanding at December 31, 1997........................................       -        $    -
    Options Written.............................................................       1,786        805,158
    Options Canceled in Closing Transactions....................................      (1,030)      (449,280)
    Options Expired.............................................................        (191)       (83,833)
    Options Exercised...........................................................       -             -
                                                                                    =========   ===========
Options Outstanding at June 30, 1998............................................         565    $   272,045
                                                                                    =========   ===========

Cost of closing transactions....................................................                $   551,550
                                                                                                ===========

NOTE 8. Forward Foreign Currency Contracts
The International Equity Fund had forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at specified future dates. The following contracts were open at June 30, 1998:

                                                                 Foreign
                                                                Contract                              Unrealized
                                                                 U.S. $     Settlement     Current    Appreciation/
                            Sales                                 Value        Date      U.S.$ Value  (Depreciation)
-------------------------------------------------------------- ------------ ------------ ------------ --------------
British Pound                                                 $  3,598,629   07/27/98   $  3,615,271 $   (16,642)
German Deutsche Mark                                             3,668,843   07/17/98      3,645,003      23,840
German Deutsche Mark                                             2,634,503   09/25/98      2,615,249      19,254
Japanese Yen                                                     3,288,281   07/13/98      3,049,268     239,013
Japanese Yen                                                     3,086,765   08/18/98      2,971,850     114,915
Japanese Yen                                                     2,869,114   08/28/98      2,835,719      33,395
Japanese Yen                                                     2,620,060   09/09/98      2,624,138      (4,078)
Japanese Yen                                                     2,822,877   09/16/98      2,933,335    (110,458)
Swiss Franc                                                      8,083,934   07/07/98      8,082,716       1,218
Swiss Franc                                                      3,109,318   07/31/98      3,032,514      76,804
Swiss Franc                                                      3,008,559   08/13/98      2,910,024      98,535
                                                              ------------              ------------ -----------
         Total Sales                                          $ 38,790,883              $ 38,315,087 $   475,796
                                                              ============              ============ ===========


                          Purchases
--------------------------------------------------------------
Japanese Yen                                                  $    350,230   07/01/98   $    357,516 $     7,286
                                                                                                     ===========


NOTE 9.  Delayed Delivery Transactions:
The American Odyssey Bond Funds may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments. At June 30, 1998, the Funds had not entered into any delayed delivery transactions.

Supplementary Data: Proxy Voting Results

A special meeting of the fund's shareholders was held on April 24, 1998. The results of votes taken among shareholders on proposals are listed below.

Proposal 1

For the Short-Term Bond Fund Only: To consider three interrelated proposals that together would convert the American Odyssey Short-Term Bond Fund into the American Odyssey Global High-Yield Bond Fund, which would invest primarily in high-yield debt securities (sometimes called "junk bonds") from the U.S. and abroad.

a. To approve or disapprove changes to the fund's investment objective and policies.

                                 # of
                             Shares Voted      % of Shares
Affirmative                     4,511,684           77.78%
Against                           878,833           15.15%
Abstain                           409,979            7.07%
        TOTAL                   5,800,496          100.00%

b. To approve or disapprove a new investment subadvisory agreement with BEA Associates.

                                 # of
                             Shares Voted      % of Shares
Affirmative                     4,441,208           76.57%
Against                           949,135           16.36%
Abstain                           410,153            7.07%
        TOTAL                   5,800,496          100.00%

c. To approve or disapprove amendments to the investment management agreement with American Odyssey Funds Management, Inc.

                                 # of
                             Shares Voted      % of Shares
Affirmative                     4,468,644           77.04%
Against                           933,416           16.09%
Abstain                           398,436            6.87%
        TOTAL                   5,800,496          100.00%

Proposal 2

For the Emerging Opportunities Fund Only: To approve or disapprove a new subadvisory agreement and amendments to the investment management agreement to add Chartwell Investment Partners as a new subadviser for the Emerging Opportunities Fund and to increase the maximum fee rate that may be paid to the subadvisers of the Emerging Opportunities Fund.

                                 # of
                             Shares Voted      % of Shares
Affirmative                    11,471,688           62.54%
Against                         5,273,175           28.74%
Abstain                         1,600,445            8.72%
        TOTAL                  18,345,308          100.00%

                             [LOGO APPEARS HERE]


                    American Odyssey Funds Management, Inc.
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                           East Brunswick, NJ 08816
                                1-800-242-7884



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